P R O S P E C T U S
September 1, 2010

ADVANTAGE R3
issued through
Transamerica Separate Account R3
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461 ● 1-319-355-8572

An Individual Variable Adjustable Life Insurance Policy

This prospectus describes the Advantage R3, an individual variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”), an AEGON company.  A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Separate Account R3 (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate).  Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Policy is not guaranteed to achieve its goal.  The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) 1	Janus Aspen Series (continued)
Invesco V.I. Dynamics Fund (Series I Shares)2	Janus Aspen Overseas Portfolio (Institutional Shares)
Invesco V.I. Financial Services Fund (Series I Shares)3	Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)
Invesco V.I. Global Health Care Fund (Series I Shares)4	Janus Aspen Worldwide Portfolio (Institutional Shares)
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)5
Invesco V.I. Small Cap Equity Fund (Series I Shares)6	PIMCO Variable Insurance Trust
Invesco V.I. Technology Fund (Series I Shares)7	PIMCO VIT All Asset Portfolio (Administrative Class)
PIMCO VIT All Asset Portfolio (Institutional Class)
American Funds Insurance Series	PIMCO VIT High Yield Portfolio (Institutional Class)
AFIS Global Small Capitalization Fund (Class 2)	PIMCO VIT Real Return Portfolio (Institutional Class)
AFIS Growth Fund (Class 2)	PIMCO VIT Short-Term Portfolio (Institutional Class)
AFIS International Fund (Class 2)	PIMCO VIT Total Return Portfolio (Institutional Class)
AFIS New World Fund (Class 2)
Royce Capital Fund
Columbia Funds Variable Insurance Trust	Royce Micro-Cap Portfolio
Columbia Small Cap Value Fund, Variable Series (Class A)	Royce Small-Cap Portfolio

DFA Investment Dimensions Group, Inc.	T. Rowe Price Equity Series, Inc.
DFA VA Global Bond Portfolio	T. Rowe Price Blue Chip Growth Portfolio
DFA VA International Small Portfolio	T. Rowe Price Equity Income Portfolio
DFA VA International Value Portfolio	T. Rowe Price New America Growth Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio	T. Rowe Price International Series, Inc.
DFA VA U.S. Targeted Value Portfolio	T. Rowe Price International Stock Portfolio

DWS Investments VIT Funds	Third Avenue Variable Series Trust
DWS Small Cap Index VIP (Class A)	Third Avenue Value Portfolio

Fidelity Variable Insurance Products Funds	The Universal Institutional Funds, Inc.
Fidelity VIP Balanced Portfolio (Initial Class)	U.S. Mid Cap Value Portfolio (Class I)
Fidelity VIP Contrafund® Portfolio (Initial Class)
Fidelity VIP Growth Portfolio (Initial Class)	Van Eck Worldwide Insurance Trust
Fidelity VIP High Income Portfolio (Initial Class)	Van Eck VIP Multi-Manager Alternatives Fund (Initial Class)8
Fidelity VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
First Eagle Variable Funds, Inc.	Vanguard® VIF Balanced Portfolio
First Eagle Overseas Variable Fund	Vanguard® VIF Capital Growth Portfolio
Vanguard® VIF Diversified Value Portfolio
Ibbotson ETF Allocation Series	Vanguard® VIF Equity Income Portfolio
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)	Vanguard® VIF Equity Index Portfolio
Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)	Vanguard® VIF Growth Portfolio
Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)	Vanguard® VIF High Yield Bond Portfolio
Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)	Vanguard® VIF International Portfolio
Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)	Vanguard® VIF Mid-Cap Index Portfolio
Vanguard® VIF Money Market Portfolio
Janus Aspen Series	Vanguard® VIF REIT Index Portfolio
Janus Aspen Balanced Portfolio (Institutional Shares)	Vanguard® VIF Short-Term Investment-Grade Portfolio
Janus Aspen Enterprise Portfolio (Institutional Shares)	Vanguard® VIF Small Company Growth Portfolio
Janus Aspen Flexible Bond Portfolio (Institutional Shares)	Vanguard® VIF Total Bond Market Index Portfolio
Janus Aspen Forty Portfolio (Institutional Shares)	Vanguard® VIF Total Stock Market Index Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)

1	Effective May 1, 2010, AIM Variable Insurance Funds were renamed AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
2	Effective May 1, 2010, the AIM V.I. Dynamics Fund was renamed Invesco V.I. Dynamics Fund.
3	Effective May 1, 2010, the AIM V.I. Financial Services Fund was renamed Invesco V.I. Financial Services Fund.
4	Effective May 1, 2010, the AIM V.I. Global Health Care Fund was renamed Invesco V.I. Global Health Care Fund.
5	Effective May 1, 2010, the AIM V.I. Mid Cap Core Equity Fund was renamed the Invesco V.I. Mid Cap Core Equity Fund.
6	Effective May 1, 2010, the AIM V.I. Small Cap Equity Fund was renamed Invesco V.I. Small Cap Equity Fund.
7	Effective May 1, 2010, the AIM V.I. Technology Fund was renamed Invesco V.I. Technology Fund.
8	Effective May 1, 2010, the Van Eck Worldwide Multi-Manager Alternatives Fund was renamed Van Eck VIP Multi-Manager Alternatives Fund.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Free-Look Period	1
Variable Life Insurance Benefit	2
Cash Value	2
Transfers	2
Loans	3
Partial Withdrawals and Surrenders	3
Tax Benefits	3
Personalized Illustrations	4
Policy Risks	4
Investment Risks	4
Risk of Lapse	4
Tax Risks (Income Tax and MEC)	4
Load Risk	5
Loan Risks	5
Risk of an Increase in Current Fees and Expenses	5
Risk of Agent/Registered Representative Action	5
Portfolio Risks	5
Fee Tables	6
Transaction Fees	6
Periodic Charges Other Than Portfolio Operating Expenses	7
Annual Portfolio Operating Expenses	10
Transamerica Life, The Separate Account, The Fixed Account and The Portfolios	15
Transamerica Life	15
The Separate Account	16
The Fixed Account	16
The Portfolios	17
Selection of the Underlying Portfolios	27
Addition, Deletion or Substitution of Portfolios	27
Your Right to Vote Portfolio Shares	29
Revenue We Receive	29
Charges and Deductions	30
Percent of Premium Load	31
Monthly Deduction	31
Monthly Policy Charge	32
Monthly Cost of Insurance Charge	32
Optional Term Insurance Rider	33
Mortality and Expense Risk Charge	33
Monthly Deferred Sales Load	34
Administrative Charges	34
Partial Withdrawal Charge	34
Loan Interest	35
Transfer Charge	35
Taxes	36

i

Portfolio Expenses	36
The Policy	36
Ownership Rights	36
Modifying the Policy	37
Purchasing a Policy	37
Replacement of Existing Insurance	38
When Insurance Coverage Takes Effect	38
Free-Look Period	38
Backdating a Policy	38
“Good Order” Requirements	39
Policy Features	39
Premiums	39
Allocating Premiums	39
Premium Flexibility	40
Planned Periodic Payments	40
Premium Limitations	40
Making Premium Payments	41
Transfers	41
General	41
Fixed Account Transfers	42
Disruptive Trading and Market Timing	42
Transfer Procedures	45
Asset Rebalancing Program	46
Third Party Asset Allocation Services	47
Policy Values	48
Cash Value	48
Net Cash Value	48
Subaccount Value	48
Accumulation Units	48
Accumulation Unit Value	49
Net Investment Factor	49
Fixed Account Value	50
Experience Credits	50
Life Insurance Benefit	52
Life Insurance Benefit Options	53
Life Insurance Benefit Compliance Tests	55
Choosing a Life Insurance Benefit Option	57
Changing the Life Insurance Benefit Option	57
How Life Insurance Benefits May Vary in Amount	58
Changing the Face Amount	58
Decreasing the Face Amount	58
Increasing the Face Amount	59
Duration of the Policy	59
Payment Options	59
Settlement Options	60
Surrenders and Partial Withdrawals	61
Surrenders	61
Possible	Additional Amount Payable on Surrender	61
Partial Withdrawals	63

  ii

Signature Verification	64
Loans	64
General	64
Interest Rate Charged	65
Loan Account Interest Rate Credited	65
Maximum Loan Account Interest Rate	65
Indebtedness	65
Repayment of Indebtedness	65
Effect of Policy Loans	66
Policy Lapse and Reinstatement	66
Lapse	66
Reinstatement	66
Policy Termination	67
Federal Income Tax Considerations	67
Introduction	67
Tax Status of the Policy	67
Tax Treatment of Policy Benefits	68
Other Policy Information	72
Payments We Make	72
Split Dollar Arrangements	73
Supplemental Benefits (Riders)	74
Term Insurance Rider	74
Death Benefit Enhancement Riders	75
Additional Information	78
Sale of the Policies	78
State Variations	79
Legal Proceedings	80
Financial Statements	80
Table of Contents of the Statement of Additional Information	81
Glossary	82
Prospectus Back Cover	86
Personalized Illustrations of Policy Benefits	86
Inquiries	86

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARIES                                                       ADVANTAGE R3

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General
●
The Advantage R3 is a variable adjustable life insurance policy.  The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.  The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

●	Under Transamerica Life’s current rules, the Policy will be offered to companies, partnerships, and trusts that meet the following conditions at issue:
●	A minimum of five (5) Policies are issued, each on the life of a different insured; or
●	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

●
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits.  However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

Fixed Account
You may put your cash value in the fixed account where it earns at least 2.00% annual interest.  We may declare higher rates of interest, but we are not obligated to do so.  The fixed account is part of our general account.

●	Separate Account
You may also put your cash value in any of the subaccounts of the separate account.  Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section.  Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

●	Supplemental Benefits (Riders)
Supplemental riders, such as the Term Life Insurance Rider and the Death Benefit Enhancement Rider, are available under the Policy.  Depending on the riders you add, we may deduct a charge for the rider from the Policy's cash value as part of the monthly deduction.  These riders may not be available in all states.

Flexible Premiums

w     You select a premium payment plan, but the plan is flexible – you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force.  You can change the frequency and amount, within limits, and can skip premium payments.  Unplanned premiums may be made, within limits.

 w    You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force.  Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period
Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy.  You may return the Policy for a refund, but only if you return it within a prescribed free-look period, which is generally 14 days after we mail the Policy or 10 days after the delivery of the Policy to you; certain states may require a longer free-look period.  If this Policy has been issued as a replacement of another insurance policy, then you have 30 days following delivery to return the Policy to us.  The amount of the refund will equal the sum of:  (i) the value of the Policy’s accumulation units in each subaccount at the time of the refund; (ii) any fees and charges deducted from the subaccounts; (iii) any amounts deducted from premium allocated to a subaccount; and (iv) any premium which was not allocated to a subaccount.

1

During the free-look period, we will either (a) allocate the initial premium payment(s) to the subaccounts indicated on the application, or (b) hold the premiums paid in our general account or, if available, in the money market subaccount.  If you decide to cancel your Policy during the free-look period, then we will treat the Policy as if it had never been issued.

Variable Life Insurance Benefit

w
If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies) subject to applicable law and the terms of the Policy.  The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

w
Under current tax law, the life insurance benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.

•
The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test.  Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction.  Once chosen, the test may not be changed.  You should consult a tax advisor when choosing a tax test.  See the “Guideline Premium Test” and the “Cash Value Accumulation Test” tables set forth in the Life Insurance Benefit section of this prospectus for additional information.

•	Choice Among Life Insurance Benefit Options
  You must choose one of three life insurance benefit options. We offer the following:
•	Option 1 is the greater of: t the face amount of the Policy, or t a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

 •         Option 2 is the greater of:
t the face amount of the Policy plus the Policy's cash value on the date of the insured's death, or
t a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

•	Option 3 is the greater of:

t  the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, where premiums and partial withdrawals are accumulated at an interest rate to the maximum age of the insured shown on the Policy specification page, or
t a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

The “limitation percentage” is used to determine the minimum life insurance benefit provided under the Policy and will vary depending on which tax compliance test you choose.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider.  We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

• Change in Life Insurance Benefit Option and Face Amount

After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request in good order, to our home office.  Any increase in face amount will require proof of insurability and will result in additional charges.  Changes in life insurance benefit options may require proof of insurability.  We do not allow changes from life insurance benefit option 1 to option 3, or between life insurance benefit options 2 and 3.  Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•   Cash value is the sum of your Policy's value in each subaccount, the fixed account, and the loan account.  It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

Transfers

•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may

2

make transfers in writing or by fax to our home office.

•	We reserve the right to charge a transfer processing fee not to exceed $25 for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•
After the first Policy year, you may make one transfer per Policy year from the fixed account.  We must receive your request to transfer from the fixed account, in good order, within 30 days after a Policy anniversary.  The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans
•
As long as the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. You may take a loan against the Policy of up to 90% of the cash value on that date.  The minimum loan amount is $500.

•
We currently charge interest of 2.90% in Policy years 1-20 and 2.58% in Policy years 21+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%.  Interest is added to the amount of the loan to be repaid.

•
To secure the loan, we transfer a portion of your cash value equal to the requested loan to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•
Loans may have tax consequences.  In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.  See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders
•
You may take partial withdrawals of cash value after the first Policy year.  The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•
The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make, including any processing fee.  Withdrawals taken at any time, and especially during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.

•
If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal.  If you select life insurance benefit option 2 or 3, a partial withdrawal will not reduce the face amount.  In no event will the face amount be reduced below $1,000.00.

•
You may fully surrender the Policy at any time before the insured’s death.  Life insurance coverage will end.  You will receive the net cash value.  There are no surrender charges on this Policy, but there is a monthly deferred sales load in Policy years 2-7.

•	A partial withdrawal or surrender may have tax consequences.

Tax Benefits
 A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

3

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient.  In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal or surrender the Policy.  Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations
You may request personalized illustrations that reflect your own particular circumstances.  These hypothetical illustrations may help you to:

• understand the long-term effects of different levels of investment performances,
• understand the impact of charges and deductions under the Policy, and
• compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years.  Therefore, you should not purchase the Policy as a short-term investment.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks
You may allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio.  You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse
Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero.  The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if you did not surrender the Policy for its net cash value, the insured meets our insurability requirements, and you pay the amount we require.

Tax Risks (Income Tax and MEC)
A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 ½.  All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs.  If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy and amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.”  You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

4

Load Risk
Because the monthly deferred sales load is applied against premium paid during the first Policy year, the payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7.  When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Loan Risks
A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.  A Policy loan could make it more likely that a Policy would lapse.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.  A loan taken out from a Policy that is a MEC is taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Risk of Agent/Registered Representative Actions
The registered representative/agent of record for your Policy may change your allocation instructions for you, and may make transfers among the subaccounts or from the subaccounts to the fixed account on your behalf.  You will be bound by these actions of your registered representative/agent of record.  You assume the risk that the registered representative/agent of record for your Policy will allocate premium or make transfers that you would not have made and/or that result in a reduction in cash value.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

 5

FEE TABLES

The following tables describe the fees and expenses that are payable (directly and indirectly) when buying and owning a Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table.  These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy Allows	Amount Deducted Current Charge at Time of Policy Issue
Percent of Premium Load	Upon receipt of premium	15.00% of each premium received	9.00% of premium received up to target premium1 and 1.90% of premium received in excess of target in all Policy years.
Partial Withdrawal Charge	Upon withdrawal	$25.00	$0
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

1 The “target premium” is not the planned premium that you intend to pay. The target premium is used to calculate the percent of premium load and monthly deferred sales charge. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s gender, issue age, underwriting class, and face amount of the Policy.  Sample target premium for a male, non-smoker, age 48 are: $5,396.01 for $100,000 face amount; $26,980.04 for $500,000 face amount; and $53,960.09 for $1,000,000 face amount.  Sample target premium for a female, non-smoker, age 48 are: $4,787.79 for $100,000 face amount; $23,938.96 for $500,000 face amount; and $47,877.91 for $1,000,000 face amount.

 6

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy allows	Amount Deducted Current Charge at time of Policy Issue
Monthly Policy Charge	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month for Policy years 1-20
Cost of Insurance1 (without extra ratings)2
♦ Minimum Charge	On the effective date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk 3 (Female, Non-Tobacco, Age 20, Medical Issue)	$0.01 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
♦ Maximum Charge	On the effective date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Select)
♦ Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

7

Cost of Insurance1 if Experience Credits are elected4 (without extra ratings)2
♦ Minimum Charge	On the effective Date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk3 (Female, Non-Tobacco, Age 20, Medical Issue)	$0.01 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
♦ Maximum Charge	On the effective Date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$29.19 per month per $1000 of net amount of risk (Male, Tobacco, Age 99, Guaranteed Select)
♦ Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective Date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.03 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.90% (annually) of the average cash value in Policy years 1-20, and 0.58% (annually) of the average cash value in Policy years 21+.
Loan Interest Spread5	On Policy anniversary or earlier, as applicable6	2.00% (annually)	0.90% (annually) of the average loan amount in Policy years 1-20, and 0.58% (annually) of the average loan amount in Policy years 21+.
Monthly Deferred Sales Load7	On each monthly deduction day during Policy years 2-7	4.80% (annually) of all premium received in Policy year 1	1.60% (annually) of the premium received up to target premium in Policy year 1, and 0.12% (annually)of premium received in excess of target

  8

premium received in Policy year 1.
Term Life Insurance Rider8
♦ Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)	$0.09 per month per $1000 of net amount at risk
♦ Maximum Charge	On the effective date (date of issue) and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$29.19 per month per $1000 of net amount at risk
♦ Charge for a Male, age 48, Guaranteed Issue	On the effective date (date of issue) and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

1Cost of insurance rates vary based on a number of factors the material factors of which are: the insured’s age, sex, underwriting class and Policy duration.  The cost of insurance charges shown in the table may not be representative of the charges you will pay.  Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy.  You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.
2 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.
3 The net amount at risk equals the life insurance benefit for a Policy on a monthly deduction day, minus the cash value of that Policy as of the monthly deduction day.
4 If the owner elects to receive experience credits, the cost of insurance charge is increased by 20% to fund a claims stabilization reserve.  Overall Policy costs to an owner may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.  Please refer to the Experience Credits section for more details.
5 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (the interest we credit to amounts in the loan account is 2.00% annually).  See Maximum Loan Account Interest Rate.
6 While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.
7 The charge on premium received in excess of target premium may be applicable where the contract is a

9

modified endowment contract and qualifies as a life insurance contract.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.
8 The charge for this rider varies based on the issue age, duration, sex and underwriting class, and term insurance amount.  Charges based on actual age may increase as the insured ages.  The rider charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2009. These expenses may be different in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest
(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.19%	5.43%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2009 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future.  The percentages given are annual rates.  For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

Portfolio	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Gross Total Annual Expenses	Fees and Expenses Contractually Waived or Reimbursed	Total Net Annual Expenses
Invesco V.I. Dynamics Fund (Series I Shares) 1,2,4	0.75%	0.58%	NA	0.01%	1.34%	0.03%	1.31%
Invesco V.I. Financial Services Fund (Series I Shares) 1,2,5	0.75%	0.53%	NA	0.01%	1.29%	NA	1.29%
Invesco V.I. Global Health Care Fund (Series I Shares) 1,2,6	0.75%	0.39%	NA	0.01%	1.15%	NA	1.15%
Invesco V.I. Mid Cap Core Equity	0.73%	0.31%	NA	0.03%	1.07%	NA	1.07%

10

Fund (Series I Shares) 1,2,7
Invesco V.I. Small Cap Equity Fund (Series I Shares) 1,3,8	0.75%	0.34%	NA	NA	1.09%	NA	1.09%
Invesco V.I. Technology Fund (Series I Shares) 1,2,9	0.75%	0.44%	NA	0.01%	1.20%	NA	1.20%
AFIS Global Small Capitalization Fund (Class 2)	0.72%	0.04%	0.25%	NA	1.01%	NA	1.01%
AFIS Growth Fund (Class 2)	0.33%	0.02%	0.25%	NA	0.60%	NA	0.60%
AFIS International Fund (Class 2)	0.50%	0.04%	0.25%	NA	0.79%	NA	0.79%
AFIS New World Fund (Class 2)	0.77%	0.05%	0.25%	NA	1.07%	NA	1.07%
Columbia Small Cap Value Fund, Variable Series (Class A) 10,11,12	0.80%	0.12%	NA	NA	0.92%	NA	0.92%
DFA VA Global Bond Portfolio	0.25%	0.09%	NA	NA	0.34%	NA	0.34%
DFA VA International Small Portfolio	0.50%	0.16%	NA	NA	0.66%	NA	0.66%
DFA VA International Value Portfolio	0.40%	0.12%	NA	NA	0.52%	NA	0.52%
DFA VA Short-Term Fixed Portfolio	0.25%	0.09%	NA	NA	0.34%	NA	0.34%
DFA VA U.S. Large Value Portfolio	0.25%	0.08%	NA	NA	0.33%	NA	0.33%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.10%	NA	NA	0.45%	NA	0.45%
DWS Small Cap Index VIP (Class A) 13,14	0.35%	0.21%	NA	NA	0.56%	0.03%	0.53%
Fidelity VIP Balanced Portfolio (Initial Class)15	0.41%	0.15%	NA	NA	0.56%	NA	0.56%
Fidelity VIP Contrafund® Portfolio (Initial Class) 16	0.56%	0.11%	NA	NA	0.67%	NA	0.67%
Fidelity VIP Growth Portfolio (Initial Class) 17	0.56%	0.13%	NA	NA	0.69%	NA	0.69%
Fidelity VIP High Income Portfolio (Initial Class)	0.57%	0.13%	NA	NA	0.70%	NA	0.70%
Fidelity VIP Mid Cap Portfolio (Initial Class)	0.56%	0.12%	NA	NA	0.68%	NA	0.68%
First Eagle Overseas Variable Fund	0.75%	0.28%	0.25%	NA	1.28%	NA	1.28%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1) 18,19	0.45%	0.83%	NA	0.21%	1.49%	0.80%	0.69%
Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) 20,21	0.45%	0.23%	NA	0.18%	0.86%	0.20%	0.66%
Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) 22,23	0.45%	0.50%	NA	0.17%	1.12%	0.47%	0.65%
Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) 24,25	0.45%	0.21%	NA	0.19%	0.85%	0.18%	0.67%
Ibbotson Income and Growth ETF Allocation Portfolio (Class 1) 26,27	0.45%	0.37%	NA	0.18%	1.00%	0.34%	0.66%
Janus Aspen Balanced Portfolio (Institutional Shares) 28	0.55%	0.02%	NA	NA	0.57%	NA	0.57%
Janus Aspen Enterprise Portfolio (Institutional Shares) 28	0.64%	0.06%	NA	NA	0.70%	NA	0.70%
Janus Aspen Flexible Bond Portfolio (Institutional Shares) 28,29	0.53%	0.06%	NA	NA	0.59%	0.04%	0.55%
Janus Aspen Forty Portfolio (Institutional Shares) 28	0.64%	0.04%	NA	NA	0.68%	NA	0.68%
Janus Aspen Janus Portfolio (Institutional Shares) 28	0.64%	0.04%	NA	NA	0.68%	NA	0.68%

11

Janus Aspen Overseas Portfolio (Institutional Shares) 28	0.64%	0.06%	NA	NA	0.70%	NA	0.70%
Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares) 28	0.77%	0.18%	NA	NA	0.95%	NA	0.95%
Janus Aspen Worldwide Portfolio (Institutional Shares) 28	0.57%	0.06%	NA	NA	0.63%	NA	0.63%
PIMCO VIT All Asset Portfolio (Administrative Class) 30,32,33	0.43%	0.00%	0.15%	0.69%	1.27%	NA	1.27%
PIMCO VIT All Asset Portfolio (Institutional Class) 30,32,33	0.43%	0.00%	NA	0.69%	1.12%	NA	1.12%
PIMCO VIT High Yield Portfolio (Institutional Class) 30,31	0.60%	0.01%	NA	NA	0.61%	NA	0.61%
PIMCO VIT Real Return Portfolio (Institutional Class) 30,31	0.50%	0.07%	NA	NA	0.57%	NA	0.57%
PIMCO VIT Short-Term Portfolio (Institutional Class) 30	0.45%	0.00%	NA	NA	0.45%	NA	0.45%
PIMCO VIT Total Return Portfolio (Institutional Class) 30,31	0.50%	0.09%	NA	NA	0.59%	NA	0.59%
Royce Micro-Cap Portfolio	1.25%	0.08%	NA	0.25%	1.58%	NA	1.58%
Royce Small-Cap Portfolio	1.00%	0.07%	NA	NA	1.07%	NA	1.07%
T. Rowe Price Blue Chip Growth Portfolio	0.72%	0.13%	NA	NA	0.85%	NA	0.85%
T. Rowe Price Equity Income Portfolio	0.83%	0.02%	NA	NA	0.85%	NA	0.85%
T. Rowe Price International Stock Portfolio	0.90%	0.15%	NA	NA	1.05%	NA	1.05%
T. Rowe Price New America Growth Portfolio	0.62%	0.23%	NA	NA	0.85%	NA	0.85%
Third Avenue Value Portfolio	0.90%	0.43%	NA	NA	1.33%	0.03%	1.30%
UIF U.S. Mid Cap Value Portfolio (Class I) 34,35	0.72%	0.30%	NA	0.01%	1.03%	NA	1.03%
Van Eck VIP Multi-Manager Alternatives Fund 36,37	2.50%	2.15%	NA	0.78%	5.43%	2.04%	3.39%
Vanguard® VIF Balanced Portfolio	0.28%	0.03%	NA	NA	0.31%	NA	0.31%
Vanguard® VIF Capital Growth Portfolio	0.41%	0.04%	NA	NA	0.45%	NA	0.45%
Vanguard® VIF Diversified Value Portfolio	0.38%	0.04%	NA	NA	0.42%	NA	0.42%
Vanguard® VIF Equity Income Portfolio	0.31%	0.04%	NA	NA	0.35%	NA	0.35%
Vanguard® VIF Equity Index Portfolio	0.15%	0.04%	NA	NA	0.19%	NA	0.19%
Vanguard® VIF Growth Portfolio	0.34%	0.06%	NA	NA	0.40%	NA	0.40%
Vanguard® VIF High Yield Bond Portfolio	0.25%	0.04%	NA	NA	0.29%	NA	0.29%
Vanguard® VIF International Portfolio	0.47%	0.05%	NA	NA	0.52%	NA	0.52%
Vanguard® VIF Mid-Cap Index Portfolio	0.24%	0.05%	NA	NA	0.29%	NA	0.29%
Vanguard® VIF Money Market Portfolio	0.12%	0.07%	NA	NA	0.19%	NA	0.19%
Vanguard® VIF REIT Index Portfolio	0.25%	0.06%	NA	NA	0.31%	NA	0.31%
Vanguard® VIF Short-Term Investment-Grade Portfolio	0.16%	0.04%	NA	NA	0.20%	NA	0.20%
Vanguard® VIF Small Company Growth Portfolio	0.35%	0.05%	NA	NA	0.40%	NA	0.40%

12

Vanguard® VIF Total Bond Market Index Portfolio	0.18%	0.03%	NA	NA	0.21%	NA	0.21%
Vanguard® VIF Total Stock Market Index Portfolio	NA	NA	NA	0.21%	0.21%	NA	0.21%
1
Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests.  You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.  As a result, the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements listed in the fund’s prospectus may exceed the expense limit numbers.  The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

2
The adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets.  In determining the adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected in the fund’s prospectus: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. The board of trustees for the fund or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.

3
The adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected in the fund’s prospectus: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine  items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. The board of trustees for the fund or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.

4	Effective April 30, 2010, the AIM V.I. Dynamics Fund was renamed Invesco V.I. Dynamics Fund.
5	Effective April 30, 2010, the AIM V.I. Financial Services Fund was renamed Invesco V.I. Financial Services Fund.
6	Effective April 30, 2010, the AIM V.I. Global Health Care Fund was renamed Invesco V.I. Global Health Care Fund.
7	Effective April 30, 2010, the AIM V.I. Mid Cap Core Equity Fund was renamed Invesco V.I. Mid Cap Core Equity Fund
8	Effective April 30, 2010, the AIM V.I. Small Cap Equity Fund was renamed Invesco V.I. Small Cap Equity Fund.
9	Effective April 30, 2010, the AIM V.I. Technology Fund was renamed Invesco V.I. Technology Fund.
10
The advisor has implemented a breakpoint schedule for the fund’s investment advisory fees. The investment advisory fees charged to the fund will decline as fund assets grow and will continue to be based on a percentage of the fund’s average daily net assets. The breakpoint schedule for the fund is as follows:  0.80% for combined assets up to $500 million; 0.75% for combined assets in excess of $500 million and up to $1 billion; and 0.70% for combined assets in excess of $1 billion.

11	Other expenses have been restated to reflect contractual changes to the fees paid by the fund.
12
The advisor has voluntarily agreed to waive fees and reimburse the fund for certain expenses so that total expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the fund’s custodian, do not exceed 0.95% of the fund's average daily net assets.

13	"Other Expenses" includes an administrative services fee paid to the advisor in the amount of 0.10% of average daily net assets.
14
Through April 30, 2011, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.53% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

15
A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.55%. These offsets may be discontinued at any time.

16
A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

 13

17
A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.68%. These offsets may be discontinued at any time.

18
The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs.

19
The adviser and subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2011.  The addition of excluded expenses may cause the portfolio’s Net Annual Fund Operating Expenses shown in the fund’s prospectus fee table to exceed the maximum amounts of 0.48% for Class I agreed to by the adviser and subadviser.

20
The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs.

21
The adviser and subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2011.  The addition of excluded expenses may cause the portfolio’s Net Annual Fund Operating Expenses shown in the fund’s prospectus fee table to exceed the maximum amounts of 0.48% for Class I agreed to by the adviser and subadviser.

22
The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs.

23
The adviser and subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of  0.48% of Class I shares average daily net assets through April 30, 2011.  The addition of excluded expenses may cause the portfolio’s Net Annual Fund Operating Expenses in the portfolio’s prospectus fee table to exceed the maximum amounts of 0.48% for Class I agreed to by the adviser and subadviser.

24
The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs.

25
The adviser and subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2011.  The addition of excluded expenses may cause the portfolio’s Net Annual Fund Operating Expenses shown in the fund’s prospectus fee table to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

26
The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs.

27
The adviser and subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Net Annual Fund Operating Expenses do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2011.  The addition of excluded expenses may cause the portfolio’s Net Annual Fund Operating Expenses shown in the portfolio’s prospectus fee table to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

28
The portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table of the portfolio’s prospectus does not include Acquired Fund Fees and Expenses. “Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Amounts less than 0.01% are included in Other Expenses.

29
Janus Capital has contractually agreed to waive the portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees.

30	"Management Fees" reflect an advisory and a supervisory and administrative fee payable by the Portfolio to PIMCO.
31	"Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the portfolio's most recent

  14

fiscal year as a result of entering into certain investment, such as reverse repurchase agreements.  This interest expense is required to be treated as an expense of the portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

32
Acquired Fund Fees and Expenses (“Underlying PIMCO Fund Expenses”) for the portfolio are based upon the allocation of the portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of the PIMCO Funds or the single class of shares of funds of PIMCO ETF Trust for the most recent fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above.

33
The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

34
The Ratios of Expenses, as set forth in the portfolio’s prospectus, reflect the rebate of certain portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the Financial Highlights of the portfolio's prospectus as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

35
 The portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the portfolio invests. "Acquired Funds Fees & Expenses” in this table, and as set forth in the portfolio’s prospectus, is an estimate of those expenses. The estimate is based upon the average allocation of the portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2009. Actual Acquired Fund expenses incurred by the portfolio may vary with changes in the allocation of portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since "Acquired Fund Fees & Expenses" are not directly borne by the portfolio, they are not reflected in the portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

36
For the period May 1, 2010 until May 1, 2011, the adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.15% of average daily net assets.  The agreement to limit the Total Annual Fund Operating Expenses is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in underlying funds.

37	Effective May 1, 2010, the Van Eck Worldwide Multi-Manager Alternatives Fund was renamed Van Eck VIP Multi-Manager Alternatives Fund.

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy.  Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.  The benefits under the Policies are paid by Transamerica Life from its general account assets and/or your cash value held in its separate account.  It is important that you understand that payment of the benefits depends upon certain factors discussed below, including the claims paying ability of Transamerica Life.

Assets in the Separate Account.  You assume all of the investment risk for account value allocated to the subaccounts.  Your cash value in the subaccounts is part of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.  See “The Separate Account.”

Assets in the General Account. Any guarantees under the Policies that exceed your cash value, such as those associated with any life insurance benefits, are paid from our general account (not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policies in excess of cash value are subject to

15

 our financial strength and claims-paying ability and our long-term ability to make such payments.  The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.  We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.  The general account is subject to claims made on the assets of the insurance company.  An investor should look to the financial strength of the insurance company with regard to the insurance company guarantees.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account.  In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective policy owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa—as well as the financial statements of the separate account—are located in the SAI.  For a free copy of the SAI, simply call or write us at the phone number or address of our home office referenced earlier in this prospectus.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law.  We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life’s general account.  We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts.  Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets.  Transamerica Life bears the

16

full investment risk for all amounts contributed to the fixed account.  (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation.  We may declare current interest rates from time to time, at our discretion.  We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account.  You bear the risk that interest we credit will not exceed 2.0%.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios.  Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective.  An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Managed by Invesco Advisers, Inc.
Invesco V.I. Dynamics Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies.  Effective July 31, 2010, the preceding sentence will be replaced by the following:  The Fund invests primarily in equity securities of mid-capitalization issuer.

Invesco V.I. Financial Services Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80%

  17

of net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in financial services-related industries.

Invesco V.I. Global Health Care Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of health care industry issuers.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies.

Invesco V.I. Small Cap Equity Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of small-capitalization issuers.

Invesco V.I. Technology Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.  Effective July 31, 2010, the preceding sentence will be replaced by the following:  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in technology-related industries.

American Funds Insurance Series managed by Capital Research and Management Company

AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in equities of smaller companies located around the world.  Normally, the Fund invests at least 80% of its assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase.  However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action.

AFIS Growth Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

 18

AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.  The fund many invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Columbia Funds Variable Insurance Trust Managed by Columbia Management Investment Advisors, LLC	Columbia Small Cap Value Fund, Variable Series (Class A) seeks long-term capital appreciation.
DFA Investment Dimensions Group, Inc. Advised by Dimensional Fund Advisors LP

DFA VA Global Bond Portfolio seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA International Small Portfolio seeks to achieve long-term capital appreciation.

DFA VA International Value Portfolio seeks to achieve long-term capital appreciation.

DFA VA Short-Term Fixed Portfolio seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

DFA VA U.S. Large Value Portfolio seeks to achieve long-term capital appreciation.

DFA VA U.S. Targeted Value Portfolio seeks to achieve long-term capital appreciation.

DWS Investments VIT Funds Managed by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, N.A

DWS Small Cap Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index® and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. Deutsche

19

Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, N.A. (“NTI”), is the subadvisor for the fund.
Fidelity Variable Insurance Products Funds (Initial Class) Managed by Fidelity Management & Research Company

Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

First Eagle Variable Fund, Inc. Advised by First Eagle Investment Management, LLC

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven approach seeks to minimize risk by focusing on undervalued securities. Holdings consist mainly of stocks that trade in established international markets, but can also include assets from developing countries.

Ibbotson ETF Allocation Series Advised by ALPS Advisors, Inc.

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation and some current income.

Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and preservation of capital.

Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and capital appreciation.

20

Janus Aspen Series Managed by Janus Capital Management LLC

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining investments in fixed-income securities and cash equivalents.  The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

Janus Aspen Enterprise Portfolio (Institutional Shares) seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.  Medium sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.  Market capitalization is a commonly used measure of the size and value of a company.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital.  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds.  Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds.  The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years.  The Portfolio will limit its investment in high-yield/high risk bonds to 35% or less of its net assets.  The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.  Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital.  The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential.  The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

21

Janus Aspen Janus Portfolio (Institutional Shares) seeks long-term growth of capital.  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential.  Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.

Janus Aspen Overseas Portfolio (Institutional Shares) seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States.  The Portfolio normally invests in securities of issuers from several different countries, excluding the United States.  Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.  The Portfolio may also invest in U.S. and foreign debt securities.

Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares) seeks capital appreciation. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of midsized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index.

Janus Aspen Worldwide Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world.   The Portfolio normally invests in issuers from several different countries, including the United States.  The Portfolio may, under unusual circumstances, invest in a single country.  The Portfolio may have significant exposure to emerging markets.  The Portfolio may also invest in U.S. and foreign debt securities.

PIMCO Variable Insurance Trust Managed by Pacific Investment Management Company LLC

PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing under normal circumstances substantially all of its assets in

22

    Institutional Class shares of the Underlying PIMCO Funds.

PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds.

PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.  Invests under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO VIT Total Return Portfolio (Institutional Class)  Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

23

Royce Capital Fund Managed by Royce & Associates, LLC

Royce Micro-Cap Portfolio’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies, a universe of more than 4,100 companies with market capitalizations up to $500 million. Royce generally focuses on micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels.

W. Whitney George, Managing Director and Portfolio Manager of Royce, and Jenifer L. Taylor, Portfolio Manager of Royce, co-manage the Fund, assisted by David A. Nadel.  Mr. George has managed the Fund since 2002; Ms. Taylor began to co-manage the Fund with him in 2009.  Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Small-Cap Portfolio’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies, those with market capitalizations from $500 million to $2.5 billion. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.

Jay S. Kaplan, Principal and Portfolio Manager of Royce, manages the Fund. Mr. Kaplan has managed the Fund since 2003.  Normally, the Fund invests at least 80% of its net assets in the equity securities of small-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

T. Rowe Price Equity Series, Inc. Managed by T. Rowe Price Associates, Inc.

T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

24

T. Rowe Price New America Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price International Series, Inc. Managed by T. Rowe Price International, Inc.	T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
Third Avenue Variable Series Trust Managed by Third Avenue Management LLC	Third Avenue Value Portfolio seeks long-term capital appreciation.
The Universal Institutional Funds, Inc. Managed by Morgan Stanley Investment Management Inc.	UIF U.S. Mid Cap Value Portfolio (Class I) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Van Eck VIP Trust
Managed by Van Eck Associates Corporation.

Van Eck VIP Multi-Manager Alternatives Fund sub-advised by:
Columbus Circle Investors, Lazard Asset Management LLC; Martingale Asset Management, L.P.; Centaur Performance Group, LLC; Dix Hills Partners, LLC;  PanAgora Asset Management, Inc.; Primary Funds, LLC; Tetra Capital Management, LLC.

Van Eck VIP Multi-Manager Alternatives Fund (Initial Class) seeks to achieve consistent absolute (positive) returns in various market cycles

Vanguard® Variable Insurance Fund
Managed by the following:

Balanced and High Yield Bond – Wellington Management Company, LLP

Capital Growth – PRIMECAP Management Company

Diversified Value – Barrow, Hanley, Mewhinney & Strauss

Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

25

Equity Income – Wellington Management Company and The Vanguard Group

Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index –
Vanguard’s Quantitative Equity Group

Growth – Alliance Capital Management, L.P.

International – Schroder Investment Management North America Inc.

Money Market, Short-Term Investment-Grade and Total Bond Market Index – Vanguard’s Fixed Income Group

Small Company Growth – Granahan Investment Management, Inc. and
Grantham, Mayo, Van Otterloo & Co LLC

Vanguard is a trademark of The Vanguard  Group

Vanguard® VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

Vanguard® VIF Growth Portfolio seeks to provide long-term growth of capital by investing primarily in large-capitalization stocks of high-quality, seasoned U.S. companies with records or superior growth.

Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds”.

Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.  An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2

26

billion).

Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies.  (For additional information on these arrangements, see "Revenue We Receive.")  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.
Please note:  Certain portfolios have similar names.  It is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request.  Failure to do so may result in a delay of the requested allocation amount being credited to the subaccount because the request may not be in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute

27

 portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

28

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner.  Your number of votes is calculated separately for each subaccount and may include fractional votes.  You hold a voting interest in each subaccount to which your net premiums or cash value is allocated.  The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests.  The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day.  The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive.  Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive two types of payments:

•
Rule 12b-1 fees.  We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio.  The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets monthly and quarterly, respectively.  All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•
Administrative, Marketing and Support Service fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI").  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets.  Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information).  The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue.  These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

29

Incoming Payments to Us and TCI From the Funds
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
AIM Variable Insurance Funds	0.25%	PIMCO Variable Insurance Trust (Administrative Class)	0.25%
American Funds Insurance Series	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million **
Fidelity Variable Insurance Products Fund	0.05%; plus up to an additional 0.05% after $100 million**	T. Rowe Price International Series, Inc.	0.15% after $25 million **
First Eagle Variable Funds, Inc.	0.25%	The Universal Institutional Funds, Inc.	0.25%
Janus Aspen Series	0.15% after $50 million**
*  Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.
**  We receive this percentage on specified subaccounts once a certain dollar amount in fund shares is held by those  specified subaccounts of Transamerica Life and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing, distributing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:
• the life insurance benefit, cash value and loan benefits;

• investment options, including net premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:
•	costs associated with processing and underwriting applications and changes in face amount and riders;

30

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:
•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain charges before we allocate the net premium payments you make to the subaccounts or the fixed account.  The charges deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges.  Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums.  Although state premium tax rates imposed on us vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”).  If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC. Premiums paid in excess of target premium may have adverse tax consequences.  See “Federal Income Tax Considerations”. Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load is:
▪	9.00% of premium received up to target premium in all Policy years and 1.90% of premium received in excess of target in all Policy years.

We can increase the percent of premium load for all Policies, but the maximum guaranteed percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day.  We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

31

The monthly deduction is equal to:

•	the monthly Policy charge; plus

•	the monthly cost of insurance charge for the Policy; plus

•	the monthly charge for any benefits provided by riders attached to the Policy; plus

•	the monthly mortality and expense risk charge; plus

•	the deferred sales load in Policy years 2-7.

Monthly Policy Charge:

•	This charge currently equals $5.00 each Policy month for Policy years 1-20.

•	This charge is used to cover administrative services relating to the Policy.

We can increase the monthly Policy charge, but the maximum guaranteed charge is $10.00 per month in all Policy years.

Monthly Cost of Insurance Charge:

•
We calculate and deduct this charge monthly.  The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day.  We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

•	The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1.	is the monthly cost of insurance rate per $1,000 of insurance;

2.	is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

3.
is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

•	This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

•	On or after the Policy anniversary on which the insured is age 100, no deductions for cost of insurance will be made from the cash value.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors the material factors of which are: the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the

32

cash value (3. above).  The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy.  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses.  Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Monthly Cost of Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("2001 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables that are relevant to your Policy. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue.  Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Any cash values available under the Policy are not less than the minimum values and benefits required by or pursuant to the National Association of Insurance Commissioners’ Variable Life Insurance Regulation, model #270, using the Actuarial Guideline XXIV.

Optional Term Insurance Rider:

•	We assess a monthly charge for this rider based on the issue age, duration, sex and underwriting class and term insurance amount.

Mortality and Expense Risk Charge:

We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense risks we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day.  The current mortality and expense risk charge is equivalent to:

•	An effective annual rate of 0.90% in Policy years 1-20
•	An effective annual rate of 0.58% in Policy years 21+

We can increase the charges for all Policies, but the maximum guaranteed mortality and expense risk charge is equivalent to an effective annual rate of 2.00% in all Policy years.

33

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, then we absorb the loss. Conversely, if the charge more than covers actual costs, then the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:

•	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

•	The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

•
We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load equals:

•	1.60% (annually) or 0.134% (monthly) of premium received up to target premium in Policy year 1 (for a cumulative total of 9.600% through Policy year 7); and

•	0.12% (annually) or 0.010% (monthly) of premium received in excess of target premium in Policy year 1 (for a cumulative total of 0.720% through Policy year 7).

We can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.400% of all premium received in Policy year 1 (for a cumulative total of 28.80%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7.  When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.

Administrative Charges

Partial Withdrawal Charge

•          After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•          We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

34

•	We will not increase this charge.

Loan Interest

•
Loan interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

•	After the insured reaches age 120, new Policy loans and loan repayments can continue to be made. Loan interest will continue to accrue on and be added to any outstanding loan balance.

•	We currently charge you an annual interest rate on a Policy loan of:

•	2.90% in Policy years 1-20
•	2.58% in Policy years 21+

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is:

•  0.90% in Policy years 1-20
•  0.58% in Policy years 21+

•
The maximum interest rate we will charge for a Policy loan is 4.00% annually.  After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written (or faxed) request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

• Ÿ Ÿ
Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

We will not increase this charge.

We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice.  See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

35

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by legislation or by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests.  The total portfolio fees and expenses ranged from 0.19% to 5.43% in 2009 (total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses).  Portfolio fees and expenses may be higher in the future.  See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer.  Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed.  The redemption fee is retained by or paid to the portfolio and is not retained by us.  We will administer any redemption fees and deduct them from your cash value.  For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Ownership Rights

The Policy belongs to the owner named in the application.  The owner may exercise all of the rights and options described in the Policy while the insured is living.  The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•
to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test – guideline premium test or the cash accumulation test – applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office.  When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.  A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

36

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers.  No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy.  If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a completed application in good order and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control including, but not limited to, because of the failure of a selling broker-dealer or registered representative to promptly forward that application to us at our mailing address.  Any such delays will affect when your Policy can be issued and when your premium payment(s) can be allocated among your investment choices.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•         the date of your application; or

•         the date the insured completes all of the medical tests and examinations that we require.

37

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy.  You should compare your existing insurance and the Policy carefully.  You should not replace your existing life insurance policy unless you determine this Policy is better for you.  You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different.  If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction.  See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it in good order with a written request to cancel the Policy, to us at our home office or to the sales representative who sold it to you.  The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period.  Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy.  If this Policy has been issued as a replacement of another insurance policy, you have 30 days following delivery in which the Policy can be returned to us.  If you decide to cancel your Policy during the “free-look period,” then we will treat the Policy as if it had never been issued.  Within 7 calendar days after receiving the returned Policy at our home office, we will refund an amount equal to the sum of: (i) the value of the Policy’s accumulation units in each subaccount at the time of the refund; (ii) any fees and charges deducted from the subaccounts; (iii) any amounts deducted from premium allocated to a subaccount; and (iv) any premium which was not allocated to a subaccount.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would

38

have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

“Good Order” Requirements

We cannot process your Policy application or requests for transactions relating to the Policy until we have received the application or the requests, as the case may be, in good order at our home office.  “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction.  This information and documentation generally includes, to the extent applicable to the transaction, your completed application, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts affected by the requested transaction, the signatures of all policy owners, taxpayer I.D., and any other information or supporting documentation that we may require.  With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase.  We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  The fixed account may not be available in all states to direct or transfer money into.  You must follow these guidelines:

 •           allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

Unless you instruct us to allocate your initial premium payment(s) to the subaccounts indicated on the application, we will hold the premiums paid in our general account or, if available, in the money market subaccount, during the free-look period.  The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period.  If however, this Policy has been issued as a replacement of another insurance policy, then you have 30 days following delivery in which the Policy can be returned to us. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare.  Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount.  At the end of the free-look period, we will allocate the net premium (of amounts that were held in the general account or in the money market subaccount), including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application.  Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378, Monday - Friday 8:00 a.m. – 4:30 p.m. Central Time.  All instructions for allocations must be received in good order.  Certain portfolios have similar names.  It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request.  Failure to do so may result in a delay of the requested allocation amount.  The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your

39

allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations.  If a selected subaccount is not available, then the requested allocations will be held in suspense in the general account and will be processed when the selected subaccount becomes available.  Generally, if the selected subaccount does not become available within two days of the request, then the premium payment will be returned to the owner.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount.  After the Policy anniversary on which the insured is age 100, premiums can only be paid if required to keep the Policy in force.  When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year).  Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).  See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are

40

allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium.  If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

We will deduct certain charges from your premium payments.  We will accept premium payments by check or money order made out to Transamerica Life Insurance Company.  As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer.  You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer.  For an initial premium, we also need a completed application to accompany the fax.  If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature.  If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment.  Charges are not deducted from loan repayments.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

HSBC Bank
ABA # 0210001088
For credit to: Transamerica Life Insurance Company
Account #:  000167797

Include your name and Policy number on all correspondence.

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account.  You will be bound by any transfers made by your agent/registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request in good order at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•
You may request transfers in writing (in a form we accept) or by fax to our home office.  Please note:  Certain subaccounts have similar names.  Failure to provide the full name of a subaccount when making a transfer request may result in a delay of your transfer because the request may not be in good order.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

41

•
The minimum amount that must remain in a subaccount after a transfer is $500.  If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•
Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•
Certain subaccounts may impose restrictions on transfers.  If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

•	After the first Policy year, you may make one transfer per Policy year from the fixed account.

•	We reserve the right to require that you make the transfer request in writing.

•	We must receive the transfer request in good order at our home office no later than 30 days after a Policy anniversary.

•	We will make the transfer at the end of the valuation date on which we receive the written request.

•	The maximum amount you may transfer is limited to the greater of:

(a)	25% of your current cash value in the fixed account; or

(b)	the amount you transferred from the fixed account in the immediately preceding Policy year.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

42

(2)
an adverse effect on portfolio management, such as:
(a)  impeding a portfolio manager’s ability to sustain an investment objective;
(b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)  causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

                (3)           increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.    We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.  Please Note:  If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

43

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•               impose redemption fees on transfers;
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•              provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction).  As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policy owners should be aware that we may not have the contractual ability or the

44

operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund.  In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday - Friday 8:00 a.m. – 4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

•	We may discontinue this option at any time.

45

We cannot guarantee that faxed transactions will always be available.  For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive in good order at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule.  Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value.  Over time, this method of investment may help you buy low and sell high.  This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form in good order at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:

•	you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and

•	you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program.  Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:
•	we receive your request to discontinue participation at our home office;

•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

•	you elect to participate in any asset allocation services provided by a third party.

46

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may, however enter into a written agreement to authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who are appointed by us or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or to make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  Transamerica Life is not a party to the agreement that you have with your investment advisor.  You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent for us and investment advisor to you.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, then you should ask them for more details.

Transamerica Life, or one of its affiliates, will process the financial transactions placed by your registered insurance agents or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policy owners to make financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of accepting transactions on your behalf.  The administrative agreement may impose limitations on the insurance agent's or the investment advisor's ability to request financial transactions on your behalf.  These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) that is an investment option under the Policy.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner's own behalf, except as otherwise described in this prospectus.

  47

POLICY VALUES

Cash Value

Your Policy’s cash value:

●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

 ●           Serves as the starting point for calculating values under a Policy.

 ●           Equals the sum of all values in each subaccount, the fixed account and the loan account.

 ●           Is determined on the effective date and on each valuation day.

    ●           Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation
date equals:

• the cash value as of such date; minus
             • any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.”  The subaccount value is initially equal to the amount of the initial net premium that was (i) allocated to each subaccount selected on the owner's application, or (ii) held in the general account or, if available, the money market subaccount, during the free-look period, including any interest earned (or investment gains or losses incurred) during the free-look period.   At the end of any other valuation period, the subaccount value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office.  Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event.  These events are referred to as Policy transactions.  Accumulation units are bought and sold each time there is a Policy transaction.

48

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount.  The following events reduce the number of accumulation units of a subaccount:

•           partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	• •	the initial units purchased at accumulation unit value at the end of the free-look period; plus units purchased with additional net premium(s), or experience credits if applicable; plus

•	units purchased via transfers from another subaccount, the fixed account or the loan account; minus

•	units redeemed to pay for monthly deductions; minus

•	units redeemed to pay for partial withdrawals; minus

•	units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus

•	units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next.  We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of:

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

49

•
the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:
•	the sum of all net premium(s) and experience credits, if applicable, allocated to the fixed account; plus
•	any amounts transferred from a subaccount to the fixed account; plus
•	total interest credited to the fixed account; minus
•	any amounts withdrawn from the fixed account to pay for monthly deductions as they are due; minus
•	any amounts transferred from the fixed account to a subaccount; minus
•	any amounts redeemed to pay for partial withdrawal or transfer charges.

Experience Credits

All Policies in a “case” – i.e., Policies that are issued to the same owner on a common date and that satisfy our underwriting guidelines – may be eligible to receive experience credits.  An owner must elect to receive experience credits on the application; the election cannot be made after the Policy has been issued.  If an eligible owner elects to receive experience credits, then we will increase the cost of insurance charge assessed to that owner by 20%(up to the maximum cost of insurance charge applicable ) to fund a claims stabilization reserve, which supports the payment of any experience credits.

If the claims experience for all Policies in similarly underwritten in force cases that we have issued (i.e., a “group of cases”) is better than we anticipated –i.e., if we pay out less in life insurance benefits to a particular case than we anticipated – then we will transfer the unused balance in the claims stabilization reserve as experience credits to that case.  Conversely, when the claims experience for the relevant group of cases is worse than what we anticipated, then there will be a lower or no unused balance in the claims stabilization reserve for us to transfer as experience credits.  Accordingly, although owners who elect to receive experience credits are subject to higher cost of insurance charges, payment of experience credits may decrease an owner’s Policy costs over time to the extent that the owner recoups a portion of the higher cost of insurance charge assessed when experience credits are elected.

  50

How experience credits are funded and paid:

•
We increase by 20% the cost of insurance charge applied to each Policy.  On the effective date and on each monthly deduction day, we fund the claims stabilization reserve with the Policy’s cost of insurance charge.

•	The claims stabilization reserve supports the payment of any experience credits.

•	On the effective date and on each monthly deduction day, we deduct a charge from the claims stabilization reserve in an amount equal to:

▪	A * (B/C), where

o	A = expected one-month net life insurance benefit claims for a case (equivalent to the cost of insurance charge if the experience credits rider is not elected);

o	B = average actual life insurance benefit claims for the group of cases over a rolling 24-month period; and

o	C = average anticipated life insurance benefit claims for the group of cases over a rolling 24-month period.

The ratio of B/C provides a measure of our life insurance claims experience.

•
Unused balances in the claims stabilization reserve will be transferred to the Policy as experience credits annually on the Policy anniversary.  The amount of any experience credit will be allocated pro rata to the subaccounts to which the owner currently has allocated its cash value.

•
Unused balances in the claims stabilization reserve will be paid to the owner in the case of a full surrender.  Unused balances in the claims stabilization reserve will not be paid on partial withdrawals.

•
The claims stabilization reserve is held in our general account and credited interest at an annual rate declared by us, not less than 2.00%.  The interest becomes part of the claims stabilization reserve.

•	All Policies in a case share a claims stabilization reserve. Additional Policies may be added to a case at any time.

•	Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.

Experience credits example
Below is an example of how the experience for the group of cases affects a case with experience credits.  This is for illustration purposes only and may not be relied upon to show actual performance.

51

Without Experience Credits	Month 1	Month 2	Month 3
Standard cost of insurance charge deducted from cash value:	$100	$100	$100
With Experience Credits
Cost of insurance charge deducted from cash value and deposited into claim stabilization reserve, at 120% of standard cost of insurance:	$120	$120	$120
Actual-to-anticipated life insurance benefit claims experience ratio for the group of cases:	100%	98%	102%
Deduction from claim stabilization reserve to pay Transamerica Life the cost of insurance charge, equal to the actual-to-anticipated life insurance benefit claims experience ratio for the group of cases multiplied by the expected case life insurance benefit claims:

	$100 (= 100% x $100)	$98 (= 98% x $100)	$102 (=102% x $100)
Net contribution to claim stabilization reserve available to pay experience credits, equal to cost of insurance charge minus deduction from claim stabilization reserve:	$20 (= $120 - $100)	$22 (= $120 - $98)	$18 (= $120 - $102)

In this example contributions to the claims stabilization reserve by the end of Month 3 are $60.  Were the year to end at the end of Month 3, the amount of refund based on the unused portion of the claims stabilization reserve would equal to $60 plus any interest credited.  The amount of any experience credit will be allocated pro-rata to the subaccounts to which the owner currently has allocated its cash value.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive in good order at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need (collectively referred to as "due proof of death").  We may also require return of the Policy.

In addition, we may pay interest on the amount of the life insurance benefit in the event that the payment of life insurance benefit proceeds is delayed from the latest of:

1.    The date we receive due proof of the insured’s death;

52

2.	The date we receive sufficient information to determine our liability, the extent of our liability, and the appropriate payee legally entitled to the life insurance benefit proceeds; or
3.
The date that any legal impediments to payment of the life insurance benefit proceeds that depend on the action of parties other than us are resolved and sufficient evidence of such resolution is provided to us.  Legal impediments include, but are not limited to:

a.	The establishment of guardianships and conservatorships;
b.	The appointment and qualification of trustees, executors and administrators; and
c.	The submission of information required to satisfy state and federal reporting requirements.

More specifically, we will pay interest at the rate of 10% annually, beginning 31 calendar days from the latest of those dates, and ending on the date the payment is made.

We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner.  We will pay the life insurance benefit proceeds in a lump sum or under a settlement option that we make available under the Policy.  See "Settlement Options" for more information about the settlement options available under the Policy for payment of Policy proceeds upon the death of the insured.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

Life insurance benefit proceeds equal:	•	the life insurance benefit (described below); minus

•	any monthly deductions due during the late period (if applicable); minus

•	any outstanding indebtedness or due and unpaid charges; plus

•	any additional insurance in force provided by rider.

Life Insurance Benefit Options
The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code.  You may not change tests.  Each test involves its own set of limitation percentages that vary by age and are used to determine the life insurance benefit provided.

Life insurance benefit under Option 1	1.	the face amount of the Policy; or
is the greater of:
2.	the applicable percentage called the "limitation percentage," multiplied by the cash value on the insured's date of death.

53

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2	1.	the face amount; plus
is the greater of:
•	the cash value on the insured's date of death; or

2.	the limitation percentage; multiplied by

•           the cash value on the insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value since the cash value times 250% would exceed the face amount plus the cash value in this example. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3	1.	the face amount; plus
is the greater of:
•	cumulative premiums paid accumulated at an interest rate to the maximum age of the insured shown on the Policy specification page; less

•	cumulative partial withdrawals accumulated at an interest rate to the maximum age of the insured shown on the Policy specification page; or

2.	the limitation percentage; multiplied by

 •     the cash value on the insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid, partial withdrawals taken, interest rate, insured’s age, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a

54

life insurance benefit of $50,000 plus premiums accumulated with interest. Thus, for example, a Policy with premiums paid (plus accumulated interest) totaling $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000 (the life insurance benefit divided by 250%), the life insurance benefit will be greater than the face amount plus cumulative premiums less cumulative partial withdrawals. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If applicable, all settlement option rates are based on the 2000 Individual Annuity Mortality Table and a guaranteed annual interest rate of 2%.  The payee will receive the greater of:

1 . 2.
The income rate guaranteed in the policy; or

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the net cash value to purchase a single consideration immediate annuity contract at the purchase rates offered by the Company at the time to the same class of annuitants whether the annuity benefits are payable in fixed or variable amounts or both.

Life Insurance Benefit Compliance Tests

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes.  The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase.  Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable.  Prospective adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).”  You must choose either the GPT or the CVAT before the policy is issued.  Once the policy is issued, you may not change to a different test. The life insurance benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by insured’s age on policy anniversary.  The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other.  (See the separate tables below.)

Limitation Percentages Table – Guideline Premium Test

Insured’s Age on Policy Anniversary	Limitation Percentage	Insured’s Age on Policy Anniversary	Limitation Percentage	Insured’s Age on Policy Anniversary	Limitation Percentage
0-40 41 42 43 44 45	250 243 236 229 222 215	59 60 61 62 63 64	134 130 128 126 124 122	78 79 80 81 82 83	105 105 105 105 105 105

55

46 47 48 49 50 51 52 53 54 55 56 57 58	209 203 197 191 185 178 171 164 157 150 146 142 138	65 66 67 68 69 70 71 72 73 74 75 76 77	120 119 118 117 116 115 113 111 109 107 105 105 105	84 85 86 87 88 89 90 91 92 93 94-99 100 and older	105 105 105 105 105 105 105 104 103 102 101 100

Limitation Percentages Table – Cash Value Accumulation Test
Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	141	155
37	436	493	77	138	151
38	421	476	78	136	148
39	406	460	79	133	145
40	393	444	80	131	142
41	379	429	81	129	139
42	367	415	82	127	137
43	355	401	83	125	134
44	343	387	84	123	132
45	332	374	85	122	130
46	321	362	86	120	128

56

47	311	350	87	119	126
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT.  Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.  Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value through positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below).  We will notify you of the new face amount.

57

•	You may not change from Option 1 to 3 or between Options 2 and 3.

•	You must send your written request in good order to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals, accumulated with interest to the insured’s age.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

How Life Insurance Benefits May Vary in Amount
As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will vary only when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid, partial withdrawals taken, interest rate and insured’s age, and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus accumulated premiums paid less accumulated partial withdrawals).

Changing the Face Amount
Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy’s face amount.

58

Conditions for decreasing the face amount:

•	You must send your written request in good order to our home office.

•	You may not decrease your face amount lower than $1,000.

•	You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

•	A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount.  An increase in the face amount will affect your cost of insurance charge and target premium.  A change in face amount may have adverse federal tax consequences.  You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:

•	You must submit a written application in good order to our home office.

•	You must submit additional evidence of insurability as requested.

•	We reserve the right to decline any increase request.

•	You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

•	An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

•	The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

•	IF YOU INCREASE THE FACE AMOUNT, BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, THEN YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under a settlement option.

59

Settlement Options

When the insured dies, the Policy proceeds will be paid in one sum or, if elected, a fixed period option or some other settlement option to which we agree.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

• the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

• the interest rate we credit on those amounts;

• the mortality tables we use; and

• the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the Policy proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.  We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%.  Under the fixed period option, the payee will receive the greater of:

1. The income rates in effect for us at the time the income payments are made; or

2. The following income rates as guaranteed in the Policy.

Fixed Period (in months)	Monthly Installment per $1,000.00
60	$17.49
120	$9.18
180	$6.42
240	$5.04

60

300	$4.22
360	$3.68

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

SURRENDERS AND PATIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy.  All surrender requests must be submitted in good order to avoid a delay in processing your request.  A surrender is effective as of the date when we receive your written request at our home office.  The net cash value will be calculated at the end of the valuation day on which we receive your request (in good order) at our home office. The insured must be alive and the Policy must be in force when you make your written request.  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences.  You should consult a tax advisor before requesting a surrender.

Possible Additional Amount Payable On Surrender

To spread the impact of first year percent of premium load and cost of insurance charges over a period of years and over any subsequent premium payments, we will pay you an amount in addition to the net cash value (the "additional amount") on surrender if:

•	at the time of surrender, all Policies in the “case” (i.e., all Policies originally issued to a single owner on a common date) have been surrendered; and
•
ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

The “additional amount” is calculated as follows:

•	“fully surrendered net cash value” multiplied by
•	% based on the Policy year (see Percentage Table below) multiplied by
•	a “factor.”

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy, plus;

•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date, minus;

61

•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

Percentage Table

Year    Policy % of net cash value

1            9.960%
2            9.885% reducing by 0.075% per Policy month
3            8.990% reducing by 0.070% per Policy month
4            8.145% reducing by 0.075% per Policy month
5            7.240% reducing by 0.080% per Policy month
6            6.270% reducing by 0.090% per Policy month
7            5.195% reducing by 0.085% per Policy month
8            4.155% reducing by 0.105% per Policy month
9            2.905% reducing by 0.095% per Policy month
10         1.770% reducing by 0.090% per Policy month
11         0.715% reducing by 0.065% per Policy month
12+       0%

The “factor” is between 0.00 and 1.00, inclusive.  The “factor” is calculated as follows:  (A/B), where A and B are defined as: (A) target premium and (B) total first year premium.

Examples.

Examples of “factor” calculation. Below is a table of calculation examples for the factor used in the calculation of the additional amount.  These are for illustration purposes only.  Please note that the total first year premium may be equal to, greater than, or less than the target premium.

	Target Premium (A)	Total First Year Premium (B)	=	Factor
Example 1	$100.00	$100.00		1.00
Example 2	$75.00	$100.00		0.75
Example 3	$50.00	$100.00		0.50
Example 4	$25.00	$100.00		0.25
Example 5	$10.00	$100.00		0.10

62

Example 1 of “additional amount” calculation.  For this example, assume the values of Example 3 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $110.00.  In Policy year 2, month 1, the Policy owner surrendered all Policies.  The additional amount at surrender is $5.44, which is the product of $110.00 x 9.885% x 0.50.

Example 2 of “additional amount” calculation.   For this example, assume the values of Example 5 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $200.00.  In Policy year 4, month 1, the Policy owner surrendered all Policies.  The additional amount at surrender is $1.63, which is the product of $200.00 x 8.145% x 0.10.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawals:

•
You must send your written partial withdrawal request with an original signature to our home office.  All partial withdrawal requests must be submitted in good order to avoid a delay in processing your request.

•
The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 of net cash value remaining after the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•
The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

•
We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance.  We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

63

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal.  If you have selected life insurance benefit option 2 or 3, the face amount will not be changed by the amount of the partial withdrawal.  In no event will the face amount be reduced below $1,000.00.

Signature Verification

Signature verification is relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  It provides protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, for certain transactions, we require that you provide a signature verification to deem the transaction request in good order.

LOANS

General

As long as the Policy is in force, you may borrow money from us using the Policy as the only security for the loan.  A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.  See “Federal Income Tax Considerations.”

Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the cash value.

•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account.  The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request in good order at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts

64

and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

After the insured reaches age 120, new Policy loans and loan repayments can continue to be made.  Loan interest will continue to accrue and be added to any outstanding loan balance.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of:

•	2.90% in Policy years 1-20
•	2.58% in Policy years 21+

The annual interest rate we charge is guaranteed not to exceed 4.00%.  Interest is payable in arrears on each Policy anniversary.  Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.  If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually.  After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans.  If indebtedness exceeds the cash value, we will notify you and any assignee of record.  If we do not receive sufficient payment equal to excess indebtedness within 62 days from the date we send you the notice, the Policy will lapse and terminate without value.  The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time.  Payments must be sent to our home office and will be credited as of the date received in good order.  We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not.  If not repaid, we will deduct indebtedness from any amount payable under the Policy.  As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the

65

subaccounts and the fixed account in the same manner as net premiums are allocated.  We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

 POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse.  Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.  The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment in good order during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation.  If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse if you have not surrendered the Policy for its net cash value. To reinstate the Policy you must:

 •           submit a written application in good order for reinstatement to our home office;

 •           provide evidence of insurability that is satisfactory to us;

66

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request.  The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve your request for reinstatement.

The cash value of the reinstated Policy will be: the cash value at the time the Policy ended; minus any outstanding loan as of that date, plus the net premium you pay at reinstatement; minus any monthly deductions due at the time the Policy ended, minus one monthly deduction as of the date of the reinstatement; minus any monthly deferred sales load due from the time the Policy ended to the date of reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•         the end of the late period (if we have not received the specified minimum payment);

Ÿ  the date the insured dies; or

•         the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal

67

tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis.  It is also uncertain whether life insurance benefits under Policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100.  Such a deemed distribution may be taxable.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the separate account assets.  We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.”  A Policy will fail the 7-pay test, if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual premiums.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount.  If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy.  A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To

68

prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•
A 10% additional federal income tax is imposed on the amount includable in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.  These exceptions are available only if the owner is an individual.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax including if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness.  However, the tax consequences associated with loans where the spread between  the interest rate credited to the loaned amount and the interest rate charged on the loan is very small, are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

69

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain.  You should consult a tax advisor as to these consequences.

Section 1035 Exchanges, Material Changes, and Sales.  Generally, no gain is taxed when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a MEC.  Further a new policy that is issued in exchange for a MEC is also treated as a MEC.  If you exchange your Policy, the new Policy may also lose any “grandfathering” privileges, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued.  Certain other changes to the Policy, including a change in ownership, an increase in coverage or other “material” change, could have tax consequences including the possible loss of any grandfathering privileges. Whether a change is considered “material” is determined in light of all relevant facts and circumstances.  In addition, special tax consequences may apply if you sell your Policy.  Accordingly, you should consult with a tax advisor if you are considering exchanging your Policy, making any changes to your Policy, or selling your Policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance Policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans when a Policy is Surrendered or Lapses. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution.  This is also true if the amount of indebtedness on a Policy is reduced or cancelled in connection with a section 1035 exchange.  If a loan is taken out from a Policy that is a MEC, then the amount of the loan will be treated as a distribution and will be taxed accordingly.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Experience Credits.  There is some uncertainty regarding the tax consequences of the optional experience credits.  In particular, it is possible that the policy owner could recognize taxable income with respect to interest credited to the claims stabilization reserve.  You should consult a tax advisor as to the treatment of such reserve.

70

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a life insurance benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary.  It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts.  The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, Code section 264(f) could limit some (or all) of such entity’s interest deduction, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, under section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the section 264(f) rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

71

Estate, Gift and Generation –Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy.  If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death.  The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a life insurance benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009.  EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009.  EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.  Congress may or may not change these rules in the near future.

The complexity of the EGTRRA rules, along with uncertainty as to how they might be modified in the near future, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation, regulation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies.  We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.  To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTEHR POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death in good order at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

72

•           the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators.  We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office.  Split dollar arrangements may have tax consequences.  You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements.  The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

73

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for the riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	•	The term face amount is the amount requested by the Owner in writing.

•	This term face amount may be increased or decreased if requested in writing. Any increase is subject to evidence of insurability.

•	The term insurance rider may be purchased at the time of application or after the Policy is issued before an insured is 80.

•	The term insurance rider increases the Policy's life insurance benefit.

Under life insurance benefit 1, the term insurance amount equals the term face amount plus the Policy face amount minus the Policy life insurance benefit minus the sum of Policy partial withdrawals.

Under life insurance benefit 2, the term insurance amount equals the term face amount plus the Policy face amount plus the Policy cash value minus the Policy life insurance benefit.

Under life insurance benefit 3, the term insurance amount equals the term face amount plus the Policy face amount plus the sum of Policy premiums paid minus the sum of Policy partial withdrawals minus the Policy life insurance benefit. In this instance, the life insurance benefit option interest rate must equal zero.

•	The term insurance amount may not be less than zero nor

74

•
more than the term face amount.

The term insurance rider expires at age 100.  The term insurance rider may terminate sooner if the Policy to which it is attached terminates without value, lapses for failure to pay a premium, or terminates due to death of the insured.

•	You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

•	the face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

•	There is an additional charge for this term insurance rider.

Example of how the term insurance rider works:

For a male, age 45, death benefit option 1, cash value accumulation test cash value = $100
face amount = $500
term face amount = $1,000
partial withdrawals = $0

Life insurance benefit without term insurance rider	= $500
--greater of 3.32 x 100 [$332], or face amount [$500]

Life insurance benefit with term insurance rider	= $1,500
--term insurance amount = $1,000 + $500 - $500 - $0 = $1,000
--total of the life insurance benefit plus the term insurance amount

Death Benefit Enhancement Riders

Under the death benefit enhancement riders, increased limitation percentages are provided for certain ages.  The death benefit enhancement riders are available only if you have chosen the cash value accumulation test to qualify your Policy as life insurance under the Code.

Features of death benefit enhancement riders:	•
The limitation percentages on death benefit enhancement rider 1 are higher than those for the base Policy at ages 76-87.  The limitation percentages on death benefit enhancement rider 2 are higher than those for the base Policy at ages 73-87 for males and 74-87 for females.  See Limitation Percentages Tables below.

•	If the rider is in force, then the life insurance benefits may be higher at the age ranges mentioned above, and cost of insurance charges also may be higher as a result of a higher net amount at risk.

75

•	The death benefit enhancement riders may be elected at the time of issue. There are no issue age or underwriting class restrictions associated with the death benefit enhancement riders.

•	The death benefit enhancement riders may be deleted at any time after issue at the owner’s request. The request will take effect the following Policy month.

•	Only one death benefit enhancement rider may be added to a Policy.

Death Benefit Enhancement Rider 1

Limitation Percentages Table – Cash Value Accumulation Test
Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	144	156
37	436	493	77	144	156
38	421	476	78	144	156
39	406	460	79	144	156
40	393	444	80	144	156
41	379	429	81	142	153
42	367	415	82	140	151
43	355	401	83	136	146
44	343	387	84	132	141

76

45	332	374	85	128	136
46	321	362	86	124	132
47	311	350	87	120	128
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

Death Benefit Enhancement Rider 2
Limitation Percentages Table – Cash Value Accumulation Test
Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	151	166
34	483	548	74	151	163
35	467	529	75	151	163
36	451	511	76	151	163
37	436	493	77	151	163

77

38	421	476	78	151	163
39	406	460	79	151	163
40	393	444	80	151	163
41	379	429	81	148	160
42	367	415	82	146	158
43	355	401	83	141	152
44	343	387	84	136	146
45	332	374	85	131	140
46	321	362	86	126	134
47	311	350	87	121	129
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.)  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending

78

on the selling agreement, but are not expected to be greater than:

• 9% of all premiums paid up to target premium in all Policy years; plus
• 2.6% of all premiums paid in excess of target premium in Policy years 1 through 7; plus
• 2.4% of all premiums paid in excess of target premium in all Policy years 8+.

After the fist policy year, we will pay an asset-based trail commission on the unloaned cash value in the following percentages:  0.10% in Policy year 2, increasing by 0.01% for all Policies in force at the end of the Policy year until Policy year  21, and for Policy years 22+,  0.30%.  The asset-based trail commission will be calculated at the end of the previous Policy year.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.  Additionally a service fee of 0.18% of the unloaned cash value is paid to the firm that services the policies.  This may be a different firm from the selling firm.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, market intelligence, product design and development, policy owner servicing, distributor and agent support and service, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses we pay, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations.  These differences include, among other things, free-look rights, issue age limitations, and the general availability of riders.  Please note that this prospectus describes the material rights and obligations of the policy owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of the prospectus.  See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.  Contact your registered representative or our home office for specific information that is applicable to your state.

79

Legal Proceedings

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Transamerica Life’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life are included in the SAI.

  80

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy – General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Additional Information
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings
Index to Financial Statements
Transamerica Life Insurance Company

81

GLOSSARY

1940 Act – The Investment Company Act of 1940, as amended.

account(s) – The options to which you can allocate your money.  The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit – These are the accounting units used to calculate the values under this Policy.

age – The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary – The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

case – all Policies originally issued to a single owner on a common date.

cash value –After the free-look period, or after the effective date if you have instructed us to allocate your premium to the separate account subaccounts upon receipt, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code – The Internal Revenue Code of 1986, as amended.

effective date – The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined.  This date is shown on the Policy specifications page.

face amount – The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account – An option to which you may allocate net premiums and cash value.  The fixed account is part of our general account.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period – Either (i) the 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund or (ii), if the Policy is issued in connection with a replacement of another insurance policy, the 30-day period during which you may return the Policy to us and receive a refund.

general account – The assets of the company other than those allocated to the separate account or any other separate account established by the company.

group of cases – All policies in similarly underwritten inforce cases that we have issued.

guideline premium – The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-319-355-2378.  Our hours are Monday - Friday from 8:00 a.m. – 4:30  p.m. Central Standard Time.

82

indebtedness – The loan amount plus any accrued loan interest.

insured – The person upon whose life the Policy is issued.

issue age – The age of the insured on the effective date.  This age is shown on the Policy specifications page.

lapse – Termination of the Policy at the expiration of the late period while the insured is still living.

late period – The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit – The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option – One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds – The total amount payable to the beneficiary if the insured dies while the Policy is in force.  The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account – A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value – The cash value in the loan account.

loan amount – The loan amount on the last Policy anniversary plus any new loans minus any loan repayments.  On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value – After the first Policy year, the loan value on any given date is equal to 90% of the cash value on that date.

monthly deduction – Includes monthly policy charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day – The same date in each succeeding month as the effective date.  Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net amount at risk – The life insurance benefit for a Policy on a monthly deduction day, minus the cash value of that Policy as of the monthly deduction day.

net cash value – The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium – The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

NYSE – New York Stock Exchange.

83

owner (policyowner, you, your) – The company, partnership or trust that purchases the Policy and may exercise all rights under the Policy.

partial withdrawal – An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load – The percent shown on the Policy specifications page that is deducted from each premium paid.

planned premium – The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy.  Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value.  Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary – The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month – A one-month period beginning on the monthly deduction day.

Policy year – A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) – A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC – U.S. Securities and Exchange Commission.

separate account – Transamerica Separate Account R3, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options – The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount – A sub-division of the separate account.  Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value – The cash value in a subaccount.

target premium – Amount of premium used to determine the percent of premium loads.

transfer – A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge – The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day – Each day on which the New York Stock Exchange is open for regular trading.

valuation period – The period from the close of the immediately preceding valuation day (usually 4:00 p.m. Eastern time) to the close of the current valuation day.

we, us, company, our – Transamerica Life Insurance Company (“Transamerica Life”).

84

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

85

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value.  These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They will help you compare this Policy to other life insurance policies.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2009.  You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday - Friday from 8:00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999.  You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 811-22407

86

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2010
ADVANTAGE R3
issued through
Transamerica Separate Account R3
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA  52499
1-888-804-8461  ●  1-319-355-8572

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage R3, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an AEGON company.  You may obtain a copy of the prospectus dated September 1, 2010, by calling 1-888-804-8461 or 1-319-355-8572 (Monday – Friday from 8:00 a.m. – 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499.  The prospectus sets forth information that a prospective investor should know before investing in a policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and
Transamerica Separate Account R3

TABLE OF CONTENTS

Glossary	3
The Policy – General Provisions	6
Entire Contract	6
Information in the Application for this Policy	6
Ownership Rights	6
Changing the Owner	6
Choosing the Beneficiary	6
Changing the Beneficiary	7
Assigning the Policy	7
Exchanging the Policy.	7
Selecting the Tax Test	8
Our Right to Contest the Policy	8
Suicide Exclusion	8
Misstatement of Age or Sex.	9
Modifying the Policy	9
Additional Information	9
Additional Information about Transamerica Life and the Separate Account	9
Changes to the Separate Account.	10
Potential Conflicts of Interest	10
Legal Matters	11
Variations in Policy Provisions	11
Personalized Illustrations of Policy Benefits	11
Sale of the Policies	11
Reports to Owners	12
Claims of Creditors	12
Records	12
Additional Information	12
Independent Registered Public Accounting Firm	12
Financial Statements	12
Underwriting	13
Underwriting Standards	13
Performance Data	13
Performance Data in Advertising Sales Literature	13
Transamerica Life's Published Ratings	14
Index to Financial Statements	15
Transamerica Life Insurance Company	15

2

GLOSSARY

1940 Act - The Investment Company Act of 1940, as amended.

account(s) - The options to which you can allocate your money.  The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, or after the effective date if you have instructed us to allocate your premium to the separate account subaccounts upon receipt, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined.  This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value.  The fixed account is part of our general account.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-319-355-2378. Our hours are Monday - Friday from 8:00 a.m. – 4:30  p.m. Central Standard Time.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date.  This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit

3

proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force.  The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of Transamerica Life’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments.  On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly Policy charge, monthly cost of insurance, (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day - The same date in each succeeding month as the effective date.  Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

owner (policyowner, you, your) - The company, partnership or trust that purchases the Policy and may exercise all rights under the Policy.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - Transamerica Separate Account R3, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account.  Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.

4

we, us, company, our - Transamerica Life Insurance Company (“Transamerica Life”).

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

5

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

Entire Contract

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

Information in the Application for this Policy

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

Ownership Rights

The Policy belongs to the owner named in the application. The owner is the company, partnership or trust that purchases the Policy and that can exercise all of the rights and options described in the Policy. The owner may exercise certain rights described below.

Changing the Owner

•	Change the owner by providing written notice in good order to us at our home office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our home office.

Choosing the Beneficiary

•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

•
If the owner designates more than one beneficiary, they can be classed as first, second and so on.  If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

6

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

Changing the Beneficiary

•	The owner changes the beneficiary by providing written notice in good order to us at our home office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our home office.

Assigning the Policy

•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice in good order of the assignment at our home office.

•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:

à bound by any assignment unless we receive a written notice in good order of the assignment at our home office;

à responsible for the validity of any assignment;

à liable for any payment we made before we received written notice of the assignment at our home office; or

à bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Exchanging the Policy

•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

•	In order to exchange this Policy, we will require:

à that this Policy be in effect on the date of the exchange;

à repayment of any unpaid loan;

à an adjustment, if any, for premiums and cash values of this and the new policy.

•	The date of exchange will be the later of:

7

à à
 the date you send this Policy along with a signed written request for an exchange;

the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

●	The date of the exchanged policy will be the same as the date of the original Policy.

●	The benefits of the new policy will not reflect the investment experience of the separate account.

●	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

●	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

●	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

●	An exchange may have tax consequences.

Selecting the Tax Test

The owner may elect either the guideline premium test or the cash value accumulation test. Your election can affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you can pay and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we can contest the Policy's validity or can resist a claim under the Policy.  We also can contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy.  In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement.  Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective.  Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

8

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

Misstatement of Age or Sex

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex.  If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.

Modifying the Policy

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITIONAL INFORMATION

Additional Information about Transamerica Life and the Separate Account

Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica International Holdings, Inc., which is wholly-owned by AEGON USA, LLC, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.   AEGON USA, LLC. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law.  Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2009. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life.  A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.

9

Changes to the Separate Account

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add, delete, or substitute investments held by any subaccount;

•
Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

Potential Conflicts of Interests

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other.  In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans.  It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio.  Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.  Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences.  If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a

10

larger combined fund.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws.  These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request.  These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2009. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate TCI is the distributor and principal underwriter for the Policies.  TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237.  TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA LLC.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  TCI compensates these selling firms for their services.  Sales representatives are appointed as our insurance agents.

TCI will pass through commissions they receive to selling firms for their sales and will not retain any portion in return for their services as principal underwriter for the Policies.  Our parent company provides paid-in capital contributions to TCI, and pays for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them.  We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards.  These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

11

Reports to Owners

At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:

✓	the current cash value	✓	any activity since the last report
✓	the current net cash value	✓	the current subaccount values and loan account value
✓	the current life insurance benefit	✓	current net premium allocations
✓	the current loan amount	✓	any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Claims of Creditors

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

Records

We will maintain all records relating to the separate account and the fixed account.

Additional Information

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information.  Neither the prospectus nor this statement of additional information includes all the information included in the registration statement.  The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.

Independent Registered Public Accounting Firm

The financial statements and schedules of Transamerica Life at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Financial Statements

The prospectus does not include financial statements of the separate account because, as of the prospectus date, the separate account had not yet commenced operations, had no assets and had incurred no liabilities.

Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Life's financial statements and schedules at December 31, 2009, 2008, and 2007 and for each of the three years in the period ended December 31, 2009, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

12

UNDERWRITING

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by a number of factors, including, but not limited to, the insured's gender, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

• Medical issue;

• Simplified issue;

• Guaranteed issue;

• Guaranteed issue select;

• Non-tobacco use;

• Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco.  Medical issue requires the completion of a full medical application. Guaranteed issue select may require a full medical exam and/or further information before an insured is approved for coverage.

PERFORMANCE DATA

Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:

•	other variable life issuers in general;

•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

à
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

à	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

13

à	certificates of deposit;
à	savings accounts and U.S. Treasuries;
à	savings accounts and U.S. Treasuries;
à	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
à
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica Life's Published Ratings

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

14

INDEX TO FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Report of Independent Registered Public Accounting Firm, dated April 19, 2010

Audited Financial Statements

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

15

Financial Statements and Schedules – Statutory Basis
Transamerica Life Insurance Company
Years Ended December 31, 2009, 2008, and 2007

Transamerica Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2009, 2008, and 2007

Contents

Report of Independent Registered Public Accounting Firm	1
Audited Financial Statements
Balance Sheets – Statutory Basis	3
Statements of Operations – Statutory Basis	5
Statements of Changes in Capital and Surplus – Statutory Basis	10
Statements of Cash Flow – Statutory Basis	12
Notes to Financial Statements – Statutory Basis	12
Statutory-Basis Financial Statement Schedules
Summary of Investments – Other Than Investments in Related Parties	102
Supplementary Insurance Information	103
Reinsurance	104

TLIC 2009 SEC

[On Ernst & Young LLP Letter head]

Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2009. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2009 and 2008, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2009.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2009 and 2008, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Noted 1 to the financial statements, at December 31, 2009, Transamerica Life Insurance Company changed its accounting for deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10. Also, as discussed in Note 1 to the financial statements, during 2009, Transamerica Life Insurance Company changed its accounting for investments in loan backed and structured securities in accordance with SSAP No. 43 – Revised, Loan-backed and structured Securities. As discussed in Note 2 to the financial statements, Transamerica Life Insurance Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy for deferred income taxes at December 31, 2008. As discussed in Note 3 to the financial statements, Transamerica Life Insurance Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy related to its calculation of reserves related to synthetic guaranteed investment contracts at December 31, 2008. During 2009 the Company reverted to its previous accounting policy.

/s/Ernst & Young LLP
Des Moines, Iowa
April 19, 2010

Transamerica Life Insurance Company
Balance Sheets - Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2009	2008
Admitted assets		Restated
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 3,912,309	$ 3,358,568
Bonds:
Affiliated entities	126,306	268,482
Unaffiliated	47,035,463	51,192,348
Preferred stocks:
Affiliated entities	7,632	8,901
Unaffiliated	152,661	1,817,213
Common stocks:
Affiliated entities (cost: 2009 - $681,297;
2008 - $747,489)	657,018	684,654
Unaffiliated (cost: 2009 - $360,043;
2008 - $347,391)	389,485	340,736
Mortgage loans on real estate	9,357,158	10,877,725
Real estate, at cost less accumulated depreciation
(2009 - $52,214; 2008 - $43,262)
Home office properties	83,938	85,820
Investment properties	35,618	36,496
Properties held for sale	6,250	31,125
Policy loans	759,957	732,588
Receivables for securities	11,395	39,662
Other invested asset receivable	–	191,348
Derivatives	105,704	390,101
Collateral balance	22,733	68,410
Other invested assets	2,590,207	3,110,823
Total cash and invested assets	65,253,834	73,235,000

Accrued investment income	567,326	722,375
Cash surrender value of life insurance policies	289,559	279,903
Premiums deferred and uncollected	280,202	167,585
Current federal income tax recoverable	288,946	352,428
Net deferred income tax asset	649,556	889,160
Reinsurance receivable	300,991	310,903
Receivable from parent, subsidiaries and affiliates	187,751	217,479
Accounts receivable	171,140	154,931
General agents pension fund	43,136	52,151
Reinsurance deposit receivable	137,437	128,745
Goodwill	52,124	60,765
Other assets	27,654	34,785
Separate account assets	33,205,532	27,404,629
Total admitted assets	$ 101,455,188	$ 104,010,839

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	December 31
	2009	2008
Liabilities and capital and surplus		Restated
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 14,924,136	$ 15,135,006
Annuity	19,080,480	23,412,004
Accident and health	3,317,854	3,187,937
Policy and contract claim reserves:
Life	325,407	283,481
Accident and health	194,930	200,884
Liability for deposit-type contracts	8,259,686	13,945,417
Other policyholders’ funds	21,006	20,405
Municipal reverse repurchase agreements	632,109	365,846
Remittances and items not allocated	507,629	524,661
Case level liability	13,236	13,761
Asset valuation reserve	868,688	1,273,357
Interest maintenance reserve	203,669	384,601
Funds held under reinsurance treaties	14,073,538	12,127,743
Reinsurance in unauthorized reinsurers	11,969	46,935
Commissions and expense allowances payable on
reinsurance assumed	61,500	58,685
Payable to affiliates	270,421	244,864
Payable for securities	68,822	32,185
Securities lending liability	–	54,033
Transfers from separate accounts due or accrued (including
$(528,931) and $(512,661) accrued for expense
allowances recognized in reserves, net of reinsurance
allowances at December 31, 2009 and 2008, respectively)	(638,467)	(537,656)
Amounts withheld or retained	169,294	155,233
Derivatives	357,733	225,884
Amounts incurred under modified coinsurance agreement	103,249	212,543
Other liabilities	455,899	444,920
Separate account liabilities	33,145,575	27,357,976
Total liabilities	96,428,363	99,170,705

Capital and surplus:
Common stock, $10 per share par value, 1,000,000
shares authorized, 676,190 issued and outstanding at
December 31, 2009 and 2008; Participating common
stock, $1 per share par value, 0 and 3,000 shares authorized and 0 and 1,500 shares issued and outstanding at
December 31, 2009 and 2008, respectively	6,762	6,764
Preferred stock, Series A, $10 per share par value,
42,500 shares authorized and issued (total liquidation
value - $58,000) at December 31, 2009 and 2008;
Series B, $10 per share par value, 250,000 shares authorized,
117,154 and 174,494 shares issued and 117,154 and
117,154 shares outstanding (total liquidation value -
$1,171,540 and $1,744,940) at December 31, 2009 and
2008, respectively.	1,597	2,170
Treasury stock, Series A Preferred, $10 per share par value,
42,500 shares as of December 31, 2009 and 2008 and
Series B Preferred, $10 per share par value, 0 and 57,340
shares as of December 31, 2009 and 2008, respectively	(58,000)	(631,400)
Aggregate write-ins for other than special surplus funds	295,260	380,358
Participating shareholders' surplus	–	378
Surplus notes	150,000	150,000
Paid-in surplus	3,113,948	3,186,991
Unassigned surplus	1,517,258	1,744,873
Total capital and surplus	5,026,825	4,840,134
Total liabilities and capital and surplus	$ 101,455,188	$ 104,010,839

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
Revenues:		Restated	Restated
Premiums and other considerations, net of reinsurance:
Life	$ 1,409,443	$ 2,111,417	$ 1,972,610
Annuity	5,997,868	4,700,329	5,598,533
Accident and health	692,821	706,198	705,819
Net investment income	3,073,157	3,886,926	4,212,471
Amortization of interest maintenance reserve	(11,138)	29,315	42,061
Commissions and expense allowances on reinsurance
ceded	844,831	(325,830)	132,642
Income from fees associated with investment management,
administration and contract guarantees
for separate accounts	376,545	399,445	439,852
Reserve adjustment on reinsurance ceded	(372,022)	10,159,202	1,261,103
Consideration on reinsurance transaction	107	16,542	889,492
Income from administrative service agreement with affilate	40,040	44,122	49,346
Other income	92,279	16,005	109,726
	12,143,931	21,743,671	15,413,655
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,077,203	1,028,573	1,204,979
Accident and health benefits	436,567	492,379	358,208
Annuity benefits	1,304,213	1,597,820	1,738,312
Surrender benefits	4,979,209	7,773,476	9,716,655
Other benefits	142,045	742,343	867,274
Increase (decrease) in aggregate reserves for policies
and contracts:
Life	(236,536)	19,920	157,650
Annuity	(4,337,005)	(3,440,891)	(4,436,268)
Accident and health	129,917	124,958	312,042
	3,495,613	8,338,578	9,918,852
Insurance expenses:
Commissions	1,315,400	1,445,898	1,344,904
General insurance expenses	636,705	683,967	676,792
Taxes, licenses and fees	102,602	147,885	132,399
Net transfers to separate accounts	2,117,009	529,435	1,582,484
Change in case level liability	(525)	(6,800)	20,561
Consideration paid on reinsurance transactions	3,476,850	11,319,684	1,269,469
Other expenses	400,113	292,871	269,443
	8,048,154	14,412,940	5,296,052
Total benefits and expenses	11,543,767	22,751,518	15,214,904
Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains
(losses) on investments	$ 600,164	$ (1,007,847)	$ 198,751

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
		Restated	Restated
Dividends to policyholders	$ 11,010	$ 12,165	$ 17,417
Gain (loss) from operations before federal income tax (benefit)
expense and net realized capital gains (losses) on investments	589,154	(1,020,012)	181,334
Federal income tax (benefit) expense	(104,942)	(32,376)	203,001
Gain (loss) from operations before net realized capital
gains (losses) on investments	694,096	(987,636)	(21,667)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from
interest maintenance reserve)	(700,521)	366,218	313,799
Net income (loss)	$ (6,425)	$ (621,418)	$ 292,132

See accompanying notes.

 Transamerica Life Insurance Company

Statements of Chanages in Capital and Surplus– Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders'	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus
Balance at January 1, 2007
As originally presented	$ 6,762	$ 2,168	$ (58,000)	$ –	$ –	$ 150,000	$ 2,969,407	$ 1,348,204	$ 4,418,541
Merger of Iowa Fidelity Life Insurance
Company (IFLIC)	204	–	–	–	1,931	–	204	779	3,118
Merger adjustment - retire IFLIC
common stock	(200)	–	–	–	–	–	200	–	–
Issuance of stock in connection with
statutory merger	–	2	–	–	–	–	(2)	–	–
Balance at January 1, 2007, as restated	$ 6,766	$ 2,170	$ (58,000)	$ -	$ 1,931	$ 150,000	$ 2,969,809	$ 1,348,983	$ 4,421,659
Net income	–	–	–	–	–	–	–	292,132	292,132
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	–	–	801,520	801,520
Nonadmit value of reciprocal ownership	–	–	–	–	–	–	–	(520,370)	(520,370)
Change in net unrealized foreign exchange
capital gains/losses, net of tax	–	–	–	–	–	–	–	15,068	15,068
Change in net deferred income tax asset	–	–	–	–	–	–	–	12,119	12,119
Change in other nonadmitted assets	–	–	–	–	–	–	–	100,510	100,510
Change in provision for reinsurance in
unauthorized companies	–	–	–	–	–	–	–	(32,606)	(32,606)
Change in reserve on account of change
in valuation basis	–	–	–	–	–	–	–	(16,591)	(16,591)
Change in asset valuation reserve	–	–	–	–	–	–	–	(98,463)	(98,463)
Change in surplus in separate accounts	–	–	–	–	–	–	–	11,642	11,642
Reinsurance transactions	–	–	–	–	–	–	–	618,363	618,363
Repurchase of Series B preferred stock	–	–	(573,400)	–	–	–	–	–	(573,400)
Correction of prior period error	–	–	–	–	–	–	–	(29,287)	(29,287)
Return of capital related to stock
appreciation rights plan of indirect parent	–	–	–	–	–	–	(5,535)	–	(5,535)
Tax benefits on stock options exercised	–	–	–	–	–	–	23	–	23
Dividends to stockholders	–	–	–	–	–	–	–	(381,600)	(381,600)
Return of capital	–	–	–	–	–	–	(270,000)	–	(270,000)
Redemption of participating common stock	(1)	–	–	–	(81)	–	(1)	–	(83)
Participating shareholder activity	–	–	–	–	152	–	–	(152)	–
Balance at December 31, 2007, as restated	$ 6,765	$ 2,170	$ (631,400)	$ –	$ 2,002	$ 150,000	$ 2,694,296	$ 2,121,268	$ 4,345,101

Transamerica Life Insurance Company

Statements of Chanages in Capital and Surplus– Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders'	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2007, as restated	$ 6,765	$ 2,170	$ (631,400)	$ –	$ 2,002	$ 150,000	$ 2,694,296	$ 2,121,268	$ 4,345,101
Net loss	–	–	–	–	–	–	–	(621,418)	(621,418)
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	–	–	(337,437)	(337,437)
Change in net unrealized foreign exchange capital
gains/losses, net of tax	–	–	–	–	–	–	–	(20,767)	(20,767)
Change in net deferred income tax asset								(208,565)	(208,565)
Change in other nonadmitted assets	–	–	–	–	–	–	–	(85,798)	(85,798)
Change in provision for reinsurance in
unauthorized companies	–	–	–	–	–	–	–	19,970	19,970
Change in reserve on account of change in
valuation basis	–	–	–	–	–	–	–	35,039	35,039
Change in asset valuation reserve	–	–	–	–	–	–	–	255,123	255,123
Change in surplus in separate accounts	–	–	–	–	–	–	–	(40,108)	(40,108)
Reinsurance transactions	–	–	–	–	–	–	–	962,518	962,518
Increase in admitted deferred tax due to
permitted practice	–	–	–	380,358	–	–	–	–	380,358
Correction of interest on taxes								(969)	(969)
Dividends to stockholders	–	–	–	–	–	–	–	(316,438)	(316,438)
Change in deferred premiums associated with
reserve valuation change	–	–	–	–	–	–	–	(17,488)	(17,488)
Return of capital related to stock appreciation
rights plan of indirect parent	–	–	–	–	–	–	(14,543)	–	(14,543)
Capital contribution	–	–	–	–	–	–	507,239	–	507,239
Redemption of participating common stock	(1)	–	–	–	(1,681)	–	(1)	–	(1,683)
Participating shareholder activity	–	–	–	–	57	–	–	(57)	–
Balance at December 31, 2008, as restated	$ 6,764	$ 2,170	$ (631,400)	$ 380,358	$ 378	$ 150,000	$ 3,186,991	$ 1,744,873	$ 4,840,134

Transamerica Life Insurance Company

Statements of Chanages in Capital and Surplus– Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders'	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2008, as restated	$ 6,764	$ 2,170	$ (631,400)	$ 380,358	$ 378	$ 150,000	$ 3,186,991	$ 1,744,873	4,840,134
Cumulative effect of change in accounting
principle	–	–	–	–	–	–	–	(9,707)	(9,707)
Net loss	–	–	–	–	–	–	–	(6,425)	(6,425)
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	–	–	(381,912)	(381,912)
Change in net unrealized foreign exchange capital
gains/losses, net of tax	–	–	–	–	–	–	–	11,139	11,139
Change in net deferred income tax asset	–	–	–	–	–	–	–	(169,940)	(169,940)
Change in other nonadmitted assets	–	–	–	–	–	–	–	(170,812)	(170,812)
Change in provision for reinsurance in
unauthorized companies	–	–	–	–	–	–	–	34,966	34,966
Change in reserve on account of change in
valuation basis	–	–	–	–	–	–	–	(31,058)	(31,058)
Change in asset valuation reserve	–	–	–	–	–	–	–	398,394	398,394
Change in surplus in separate accounts	–	–	–	–	–	–	–	13,315	13,315
Reinsurance transactions	–	–	–	–	–	–	–	71,455	71,455
Decrease in admitted deferred tax attributable
to expiration of permitted practice	–	–	–	(380,358)	–	–	–	–	(380,358)
Increase in admitted deferred tax asset pursuant
to SSAP No. 10R	–	–	–	295,260	–	–	–	–	295,260
Corrections of errors	–	(573)	573,400	–	–	–	(572,827)	(898)	(898)
Dividends to stockholders	–	–	–	–	–	–	–	(10,031)	(10,031)
Return of capital related to stock appreciation
rights plan of indirect parent	–	–	–	–	–	–	(214)	–	(214)
Dissolution of affiliate into the Company	–	–	–	–	–	–	–	23,938	23,938
Capital contribution	–	–	–	–	–	–	500,000	–	500,000
Redemption of participating common stock	(2)	–	–	–	(417)	–	(2)	–	(421)
Participating shareholder activity	–	–	–	–	39	–	–	(39)	–
Balance at December 31, 2009	$ 6,762	$ 1,597	$ (58,000)	$ 295,260	$ –	$ 150,000	$ 3,113,948	$ 1,517,258	$ 5,026,825

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
Operating activities		Restated	Restated
Premiums collected, net of reinsurance	$ 7,981,888	$ 7,620,124	$ 8,360,467
Net investment income received	3,266,446	4,386,609	4,492,638
Miscellaneous (expense) income	(127,792)	914,930	2,747,579
Benefit and loss related payments	(8,847,466)	(11,345,127)	(14,692,590)
Net transfers to separate accounts	(1,776,576)	(238,756)	(1,843,501)
Commissions, expenses paid and
aggregate write-ins for deductions	(5,957,821)	(3,225,421)	(3,239,920)
Dividends paid to policyholders	(11,386)	(13,295)	(17,465)
Federal and foreign income taxes
recovered (paid)	391,699	(398,359)	(330,398)
Net cash used in operating activities	(5,081,008)	(2,299,295)	(4,523,190)

Investing activities
Proceeds from investments sold, matured
or repaid:
Bonds	16,975,896	19,888,559	34,578,927
Common stocks	141,360	131,682	726,484
Preferred stocks	100,705	439,153	932,541
Mortgage loans	1,682,140	1,146,455	1,896,250
Real estate and properties held for sale	24,100	49,453	5,581
Other invested assets	560,339	2,592,998	911,357
Receivable for securities	78,827	18,350	131,606
Miscellaneous proceeds	266,646	61,311	40,327
Total investment proceeds	19,830,013	24,327,961	39,223,073

Costs of investments acquired:
Bonds	(11,629,415)	(20,039,680)	(29,668,399)
Common stocks	(92,767)	(440,692)	(375,029)
Preferred stocks	(115,980)	(355,870)	(339,964)
Mortgage loans	(231,832)	(398,019)	(2,394,881)
Real estate and properties held for sale	(1,100)	(11,405)	(7,152)
Other invested assets	(296,564)	(1,819,475)	(1,223,973)
Payable for securities	–	(131,194)	(115,668)
Miscellaneous applications	(451,760)	(278,394)	(8,050)
Total cost of investments acquired	(12,819,418)	(23,474,729)	(34,133,116)
Net (increase) decrease in policy loans	(27,369)	(41,733)	30,836
Net cost of investments acquired	(12,846,787)	(23,516,462)	(34,102,280)
Net cash provided by investing activities	6,983,226	811,499	5,120,793

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
		Restated	Restated
Financing and miscellaneous activities
Net borrowed funds returned	$ –	$ –	$ (824,011)
Net withdrawals on deposit-type contract
funds and other liabilities without life or
disability contingencies	(5,137,903)	(735,535)	(149,112)
Funds held under reinsurance treaties
with unauthorized reinsurers	1,942,945	4,819,583	1,117,443
Dividends paid to stockholders	(10,031)	(316,438)	(381,600)
Repurchase of preferred stock	–	–	(573,400)
Return of capital	–	–	(270,000)
Redemption of participating shareholders	(421)	(1,683)	(83)
Capital contribution received	500,000	507,239	–
Receivable from parent, subsidiaries and
affiliates	29,728	64,157	22,542
Payable to parent, subsidiaries and affiliates	25,557	(96,126)	33,443
Other cash provided (used)	1,301,648	(1,250,156)	(122,439)
Net cash provided by (used in) financing and
miscellaneous activities	(1,348,477)	2,991,041	(1,147,217)

Net increase (decrease) in cash, cash
equivalents and short-term investments	553,741	1,503,245	(549,614)

Cash, cash equivalents and short-term
investments:
Beginning of year	3,358,568	1,855,323	2,404,937
End of year	$ 3,912,309	$ 3,358,568	$ 1,855,323

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC (25.99% of preferred shares), and Transamerica International Holdings, Inc. (100% of common shares). Prior to the mergers, discussed below, the Company was owned by AEGON USA, LLC (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). Transamerica Corporation (Transamerica), AEGON USA, LLC (AEGON), Transamerica International Holdings, Inc. (TIHI) and Transamerica Occidental Life Insurance Company (TOLIC) are indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2009, the Company completed a merger with Iowa Fidelity Life Insurance Company (IFLIC), which was wholly owned by AEGON.  Prior to the merger, IFLIC was partially owned by external shareholders holding 1,500 shares of participating common stock.  All shares of participating common stock were redeemed prior to the merger in exchange for cash in the amount of $421.  The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of IFLIC were carried forward to the merged company.  As a result of the merger, IFLIC’s common stock was deemed cancelled by operation of law and the outstanding common shares of IFLIC, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.

In exchange for its agreement to merge IFLIC into the Company, AEGON received 149 shares of the Company’s Series B preferred shares which are equal in value to the common stock of IFLIC deemed cancelled by the merger.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Nine Months
	Ended	Year Ended	Year Ended
	September 30	December 31	December 31
	2009	2008	2007
Revenue:	Unaudited
Company	$ 9,299,583	$ 21,743,493	$ 15,413,360
IFLIC	56	178	295
As restated	$ 9,299,639	$ 21,743,671	$ 15,413,655
Net income (loss):
Company	$ (52,668)	$ (621,514)	$ 291,924
IFLIC	77	96	208
As restated	$ (52,591)	$ (621,418)	S 292,132
	September 30	December 31	December 31
	2009	2008	2007
Assets:	Unaudited
Company	S 100,176,188	$ 104,009,037	$ 112,675,567
IFLIC	2,462	1,802	3,409
As restated	$ 100,178,650	$ 104,010,839	$ 112,678,976
Liabilities:
Company	$ 95,553,461	$ 99,170,562	$ 108,333,712
IFLIC	493	143	163
As restated	$ 95,553,954	S 99,170,705	$ 108,333,875
Capital and surplus:
Company	$ 4,622,727	$ 4,838,475	$ 4,341,855
IFLIC	1,969	1,659	3,246
As restated	$ 4,624,696	$ 4,840,134	$ 4,345,101

                                                                           Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

On October 1, 2008, the Company completed a merger with TOLIC, which was directly owned by TIHI (100% of common shares) and Transamerica (100% of preferred shares). On October 2, 2008, the Company completed a merger with Life Investors Insurance Company of America (LIICA), which was wholly owned by AEGON. The mergers were accounted for in accordance with SSAP No. 68, as statutory mergers. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TOLIC and LIICA were carried forward to the merged company.  As a result of the merger, TOLIC and LIICA’s common and preferred stock were deemed cancelled by operation of law and the outstanding common shares of the Company, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.

In exchange for its agreement to merge TOLIC into the Company, TIHI received common stock of the Company equal in value to the common stock of TOLIC deemed cancelled by the merger and Transamerica received Series B preferred stock of the Company equal in value to the Series B preferred stock of TOLIC deemed cancelled by the merger.

Specifically, TIHI received 676,190 shares of the Company’s common shares, and Transamerica received 86,590 shares of the Company’s Series B preferred shares.  In exchange for its agreement to merge LIICA into the Company, AEGON received common stock of TIHI equal in value to the common stock of LIICA deemed cancelled by the merger.  Specifically, AEGON received 18 shares of TIHI’s common shares.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages.  The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands.  Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.  Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and internal models.  In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method.  Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in Other Comprehensive Income (OCI), net of applicable taxes.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value.  If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses.  Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the separate account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes:  Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note.  Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Goodwill:  Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities:  If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet.  However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability.  Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.  Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders.  During 2009, the classification of these securities was changed by the NAIC so that they are now to be reported as bonds.  Previously, hybrid securities were not classified as debt by the SVO and were reported as preferred stock.  As a result, effective January 1, 2009, hybrid securities with a carrying value of $1,687,604 were reclassified from preferred stock to bonds.  The 2008 hybrid security balances remain reported as preferred stock and have not been reclassified in the 2008 balance sheet. These securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Common stocks of unaffiliated companies, which includes shares of mutual funds, are reported at fair value as determined by the SVO, and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill.  Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity and the net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company is restricted to trading Primus Guaranty, Ltd (Primus) and ACA Capital Holdings, Inc. (ACA), both common stock holdings, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities.  The carrying amount in Primus, which is carried at fair value, as of December 31, 2009 and 2008 was $17,027 and $6,364, respectively.  The carrying amount in ACA, which is carried at fair value, as of December 31, 2009 and 2008 was $0 and $27, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost.  Real estate occupied by the Company is reported at depreciated cost net of encumbrances.  Real estate held for the production of income is reported at depreciated cost net of related obligations.  Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations.  Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships.  The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.  The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $79,425, $42,829 and $4,556 for the years ended December 31, 2009, 2008 and 2007, respectively.  These write-downs are included in net realized capital gains (losses) within the statements of operations.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2009 and 2008, the Company excluded investment income due and accrued of $2,924 and $182, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security.  Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract.  During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies.  At maturity, the principal amounts are again swapped at a pre-determined rate of exchange.  Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument.  For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products.  These forward agreements are marked to fair value based on the current forward rate on the financial statements, and cash payments and/or receipts are recognized as realized gain or losses.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices.  The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products.  Futures are marked to fair value on a daily basis and a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.  Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements.  A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the hedged asset affects income. If the derivative is no longer effective at achieving the desired risk management objective or if the forecasted transaction is no longer probable, hedge accounting will cease and the forward-starting swap will be marked to fair value through unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market.  Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing.  Forward-starting interest rate swaps are utilized to lock-in the current forward rate.  The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date.  These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements.  Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period.  The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally a premium is received by the Company on a periodic basis and recognized in investment income as earned.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.  The Company complies with the specific rules established in AVR for replication transactions.

Prior to 2009, the carrying values of derivative instruments were netted and presented in either the derivative asset or the derivative liability line within the balance sheet, depending upon the net balance of the derivatives at the end of the reporting period.  Beginning in 2009, the Company is no longer netting the derivative asset and liability balances for reporting purposes.  Reclassifications have been made to the 2008 balance sheet to conform to the 2009 presentation. As of December 31, 2009, derivatives in the amount of $105,704 and $357,733 were recognized as an asset and liability, respectively, within the financial statements. As of December 31, 2008, derivatives in the amount of $390,101 and $225,884 were recognized as a derivative asset and liability, respectively, within the financial statements.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder.  The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders.  The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.  The Company received variable contract premiums of $4,279,394, $4,182,626 and $5,690,724 in 2009, 2008 and 2007, respectively. In addition, the Company received $376,545, $399,445 and $439,852 in 2009, 2008 and 2007, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.50 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.  These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

During 2009, the Company implemented an improved valuation method for single premium group annuity (SPGA) products.  The prior method approximated the reserve using a spreadsheet-based balance roll forward.  The current method is a seriatim valuation using a software package capable of making these calculations.  The change in valuation process resulted in an increase in reserves in the amount of $3,053.  The change in reserves has been credited directly to unassigned surplus.

During 2009, the Company reversed a change in reserve methodology implemented in 2008 pertaining to the change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC.  The Company changed back to valuation interest rates required under California insurance law during 2009 to meet the minimum aggregate reserve requirement for California and to preserve consistency in valuation rates and methods used for TOLIC’s California issued policies.  This change in valuation process resulted in an increase in reserves in the amount of $28,005 which has been credited directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

During 2008, the Company’s reserves decreased by $35,039 due to various changes in valuation basis.  A decrease in reserves of $36,442 resulted from various valuation system upgrades or enhancements, the largest of which was the Prophet conversion.  During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements.  Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes.  The new method calculates the reserves directly (using Prophet) based on the current in force.  The change in valuation process resulted in a decrease in reserves in the amount of $30,022, with a corresponding decrease in deferred premiums of $17,488.  The change in reserves has been credited directly to unassigned surplus.    A decrease in reserves of $23,967 represents a change in assumptions regarding the policyholder’s election to exercise the Supplementary Retirement Income Option rider attached to certain Universal Life policies.  A decrease in reserves of $28,921 represents a change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC.  Also during 2008, the Company updated assumptions and made enhancements to valuation methodology related to its accident and health reserves. These changes resulted in a partially offsetting increase in accident and health reserves of $54,291.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees.  However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals.  These contracts are classified as deposit-type contracts in accordance with SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts Inforce.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index.  The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies.  Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.  The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2009 and 2008 was $23,029 and $22,199, respectively.

The Company incurred $11,227 and paid $10,397 of claim adjustment expenses during 2009, of which $6,727 of the paid amount was attributable to insured or covered events of prior years.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a  reduction of premium income and benefits, respectively.  Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.  No stock options were issued during 2009.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent.  In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus.  The Company recorded a benefit of $214, $14,618 and $7,567 for the years ended December 31, 2009, 2008 and 2007, respectively.  In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $75 and $2,055, for years ended December 31, 2008 and 2007, respectively.  The Company did not record an adjustment to surplus for the income tax effect related to these plans at December 31, 2009.

Recent Accounting Pronouncements

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R.  This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  This statement temporarily replaces SSAP No. 10, Income Taxes.  Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character.  If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs.  When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against gross DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs.  Prior to the adoption of SSAP No. 10R, the Company obtained permission from the state of Iowa to compute deferred income taxes using a permitted practice, which is discussed in detail in Note 2 – Prescribed and Permitted Statutory Accounting Practices. The election of the permitted practice at December 31, 2008 resulted in an increase to surplus of $380,358, which has been reflected as an aggregate write-in for other than special surplus funds.  At December 31, 2009, the Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R.  The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009 as the use of the permitted practice expired as of December 15, 2009.  As a result of this election, surplus increased by a cumulative effect of $295,260 at December 31, 2009, which has been reflected as an aggregate write-in for other than special surplus funds on the 2009 financial statements.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 17 for further discussion of the Company’s consideration of subsequent events.

Effective September 30, 2009, the Company adopted SSAP No. 43R, Loan-backed and Structured Securities.  This statement establishes statutory accounting principles for investments in loan-backed and structured securities.  The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment.  SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI).  If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value.  If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP.  Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows.  The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

as of July 1, 2009.  This change in accounting principle reduced surplus by a net amount of $14,934 ($9,707 net of tax), which includes impairments of $40,973 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $26,039, which have been removed from the component of change in net unrealized gains/losses.

In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment.  This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI.  Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities.  The Company adopted SSAP No. 99 on January 1, 2009.  The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.

Reclassifications

Certain reclassifications have been made to the 2008 and 2007 financial statements to conform to the 2009 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa.  The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties.  As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

2. Prescribed and Permitted Statutory Accounting Practices (continued)

The Company, with explicit permission from the State of Iowa Deputy Commissioner of Insurance, records the value of its wholly owned foreign life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, a replacement of SSAP No. 88, paragraph 9.

At December 31, 2008, the Company received written approval from the Iowa Insurance Division to determine the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. Bulletin 09-01 increased the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10 – Income Taxes, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expanded the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%.  The Company did not utilize this permitted practice during 2009 and instead opted to calculate deferred income taxes using the provisions of SSAP No. 10R.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2009	2008	2007
		Restated	Restated
Net income (loss), State of Iowa basis	$ (6,425)	$ (621,418)	$ 292,132
State prescribed practice for secondary guarantee reinsurance	-	-	-
State permitted practice for valuation of foreign life subsidiary	-	-	-
Net income (loss), NAIC SAP	$ (6,425)	$ (621,418)	$ 292,132

Statutory surplus, State of Iowa basis	$ 5,026,825	$ 4,840,134	$ 4,345,101
State prescribed practice for secondary guarantee reinsurance	(2,593,154)	(2,349,638)	(2,099,290)
State permitted practice for valuation of wholly-owned foreign life subsidiary	(20,745)	(124,668)	(16,158)
State permitted practice for deferred tax asset	-	(380,358)	-
Statutory surplus, NAIC SAP	$ 2,412,926	S 1,985,470	$ 2,229,653

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes and Correction of Errors

During 2009, the Company corrected the financial statement presentation of the preferred treasury stock.  On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400.  The par value of the Series B preferred shares is $10 per share and the liquidation value is also $10 per share.  At December 31, 2007, the financial statement of the Company appropriately presented the $573,400 as preferred treasury stock.  Due to the merger of LIICA and TOLIC into the Company on October 2, and October 1, 2008, respectively, Transamerica Corporation was issued 86,590 shares of Series B preferred stock.  Rather than reflecting the Series B preferred stock issued as first a reduction of treasury stock, with the remaining shares issued to TA Corp presented as additional shares issued and outstanding, the Company incorrectly presented the entire amount of the 86,590 shares issued to TA Corp as newly issued and outstanding shares.  During 2009, the Company corrected the presentation of the Series B preferred shares, which resulted in a reduction of $573,400 to treasury stock and a reduction in the preferred capital stock line of $573, with an offset to gross paid-in capital.  There was no net surplus impact to the Company due to this correction.

The Company entered into an agreement with an affiliated entity in which certain mortgage loans and real estate were sold with an effective date of December 31, 2008.  The sales of these mortgage loans and real estate were not reflected in the December 31, 2008 financial statements.  As a result, the Company has reflected such sales in the current quarterly statement and has identified the surplus impact of such corrections as a separate change in capital and surplus within the statement of operations for 2009.  Had these sales been appropriately recognized within the December 31, 2008 financials, the AVR balance would have been $6,275 lower and the sales would have increased the Company’s net loss by $7,173, for a net negative surplus impact of $898.

During 2008, the Company obtained approval from the Insurance Division, Department of Commerce, of the State of Iowa to calculate the reserves related to synthetic guaranteed investment contracts (synthetic GICs) utilizing a discount rate corresponding to the corporate bond AA credit curve, versus 105% of the Treasury spot-rate curve, which was utilized in previous years.  The difference in the reserves held under the reserve methodology utilized at December 31, 2008 versus previous years’ methodology is a decrease in reserves of approximately $89,002.  This approval is still effective, however, as of December 31, 2009, the Company resumed the higher reserve standard of utilizing the discount rate of 105% of the Treasury spot-rate curve to calculate its reserves related to its outstanding synthetic GIC contracts. Only one contract had a non-zero reserve. This was calculated as $10,527, but was limited to the maximum liability as outlined in the contract of $3,000.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes and Correction of Errors (continued)

Effective January 1, 2008, the Company modified the way it records interest on income taxes.  Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable.  Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset.  The Company reported an increase in unassigned surplus of $969 related to the change in deferred income tax asset, with an offsetting decrease to unassigned surplus as a correction of interest on taxes on January 1, 2008, resulting in no impact to unassigned surplus.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available.  In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets:  The financial instruments included in this category are primarily investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds.  The fair values for these investments were determined predominantly by using indexes, third party pricing services, and internal models.

Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts approximate their fair values.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.  The carrying amounts of these items are included as a gross asset and a gross liability on the balance sheet.

Credit Default Swaps:  The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.  For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.

Surplus Notes:  Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2009		2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$3,032,109	$3,032,109	$1,428,685	$1,428,685
Short-term notes receivable from affiliates	880,200	880,200	1,929,883	1,929,883
Bonds, other than affiliates	47,035,463	45,386,770	51,192,348	43,540,388
Preferred stocks, other than affiliates	152,661	144,696	1,817,213	1,044,049
Common stocks, other than affiliates	389,485	389,485	340,736	340,736
Mortgage loans on real estate, other than affiliates	9,275,690	8,935,978	10,795,426	10,101,872
Other invested assets	175,168	164,109	136,213	114,971
Floors, options and swaptions	3,661	3,111	3,659	3,659
FDAs	299	126	-	-
Interest rate caps	37	-	7	7
Interest rate swaps	92,254	541,568	67,884	416,874
Currency swaps	8,130	109,956	316,111	2,239,401
Credit default swaps	369	2,141	1,837	1,812
Foreign currency forward	954	954	603	603
Policy loans	759,957	759,957	732,588	732,588
Receivable from parent. subsidiaries and affiliates	187,751	187,751	217,479	217,479
Separate account assets	33,205,532	33,205,532	27,404,629	27,404,629
Liabilities
Investment contract liabilities	23,563,017	23,599,026	33,602,549	33,333,068
Floors, options and swaptions	550	-	-	-
FDAs	5,237	5,064	11,907	11,907
Interest rate caps	37	-	-	-
Interest rate swaps	158,871	528,815	29,690	378,376
Currency swaps	187,912	219,697	182,512	971,079
Credit default swaps	5,047	5,179	257	21,415
Foreign currency forward	79	79	1,518	1,518
Payable to parent, subsidiaries and affiliates	270,421	270,421	244,864	244,864
Separate account annuity liabilities	24,918,494	24,912,008	18,325,613	18,508,526
Surplus notes	150,000	144,191	150,000	125,099

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis.  The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the following fair value measurement disclosure.

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing).  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models.  Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Accounting Standards Codification 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements).  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

Level 1 -                 Unadjusted quoted prices for identical assets or liabilities in active marketsaccessible at the measurement date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Financial assets and liabilities measured at fair value on a recurring basis

The following tables provide information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008.

	2009
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$ 103,871	$ 7,503	$ 278,111	$ 389,485
Other invested assets	-	-	32,660	32,660
Short-term investments (a)	-	3,064,145	-	3,064,145
Derivative assets	-	13,462	-	13,462
Separate Account assets (b)	22,215,160	9,316,660	932,693	32,464,513
Total assets	$ 22,319,031	$ 12,401,770	$ 1,243,464	$ 35,964,265
Liabilities:
Derivative liabilities	$ -	$ 64,812	$ -	$ 64,812
Total liabilities	$ -	$ 64,812	$ -	$ 64,812

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

	2008
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$ -	$ 45,185	$ 295,552	$ 340,737
Short-term investments(a)	-	1,112,791	42,444	1,155,235
Derivative assets	-	219,750	-	219,750
Separate Account assets (b)	27,404,629	-	-	27,404,629
Total assets	$ 27,404,629	$ 1,377,726	$ 337,996	$ 29,120,351
Liabilities:
Derivative liabilities	$ -	$ 43,122	$ -	$ 43,122
Total liabilities	$ -	$ 43,122	$ -	$ 43,122

(a) Short-term investments are carried at amortized cost; which approximates fair value.
(b) Separate Accounts assets are carried at the net asset value provided by the fund managers.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2009 and 2008.

	Equity Securities	Short-term Investments	Other Invested Assets	Separate Account Assets	Total
Balance at January 1,2009	$ 295,552	$ 42,444	$ -	$ -	$ 337,996
Change in realized gains/losses included in net income	(6,155)	-	-	(80,693)	(86,848)
Change in unrealized gains/losses included in surplus	5,177	284	(27)	-	5,434
Net purchases (sales)	(28,878)	(42,728)	32,687	(232,577)	(271,496)
Net transfers in to Level 3	12,415	-	-	1,245,963	1,258,378
Balance at December 31, 2009	$ 278,111	$ -	$ 32,660	$ 932,693	$ 1,243,464
Total gains/losses included in income attributable to instruments held at the reporting date	$ (2,156)	$ -	$ -	$ -	$ (2,156)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

	Equity Securities	Short-term Investments	Total
Balance at January 1, 2008	$ 226,281	$ 46,778	$ 273,059
Change in realized gains/losses included in net income	(500)	-	(500)
Change in unrealized gains/losses included in surplus	(6,782)	(284)	(7,066)
Net purchases (sales)	76,553	(4,050)	72,503
Balance at December 31, 2008	$ 295,552	$ 42,444	$ 337,996
Total gains/losses included in income attributable to instruments held at the reporting date	$ (500)	$ -	$ (500)

Assets measured at fair value on a non-recurring basis

During 2009 and 2008, the Company reported the following financial instruments at fair value on a non-recurring basis.

Description	December 31, 2009	Level 1	Level 2	Level 3	Total Gains (Losses)
Fixed maturities	$ 290,192	$	$ 120,238	$ 169,954	$ (104,050)
Derivative liabilities	26,899	-	26,899	-	-

Description	December 31, 2008	Level 1	Level 2	Level 3	Total Gains (Losses)
Fixed maturities	$ 180,844	$	$ 137,270	$ 43,574	$ (207,538)
Derivative liabilities	6,563	-	6,462	101	-

Level 3 - Financial Assets

In certain circumstances, the Company will obtain non-binding quotes from brokers to assist in the determination of fair value.  If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2.  If not, the investment is classified as Level 3 due to tthe lack of transparency into the broker’s valuation process.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments (continued)

Bonds, which have a designation of NAIC 6, are considered to be at or near default and are carried at the lower of cost or fair value.  Furthermore, beginning December 31, 2009, a new process was implemented by the NAIC to determine the designation for certain non-agency residential mortgage-backed securities (RMBS).  Under this process, the designation for these securities is based on two steps.  Those securities whose designation is an NAIC 6 in the first step are also carried at the lower of cost or fair value.

5. Investments

Investments in common stocks of affiliated entities were as follows:

	December 31
	2009		2008
Affiliate	Cost	Carrying Amount	Cost	Carrying Amount
Wholly-owned subsidiaries:
LIICA Re II, Inc.	$ 80,000	$ -	$ 80,000	$ -
Life Investors Alliance LLC	13,250	-	13,250	-
Garnet Assurance Corp.	1	-	1	-
AEGON Financial Services Group	20,603	-	20,603	-
Gemini Investments, Inc.	-	-	63,623	87,699
NEF Investment Company	1,278	-	1,278	-
USA Administration Services	16,661	-	16,161	164
Transamerica Life (Bermuda), Ltd.	349,767	541,988	349,767	493,589
Transamerica Pacific Insurance Company, Ltd.	-	-	9,300	8,211
Asia Investments Holdings, Ltd.	2,114	-	2,114	-
	483,674	541,988	556,097	589,663
Minority-owned subsidiaries:
Transamerica Financial Life Insurance
Company (12.6% of issued and outstanding shares)	172,938	88,815	172,938	75,564
Real Estate Alternatives Portfolio 3A Inc. (52.6% of issued and outstanding shares)	24,685	26,215	18,454	19,427
	$ 681,297	$ 657,018	$ 747,489	$ 684,654

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

During 2009, Gemini Investments, Inc. was dissolved into the Company.  Prior to the dissolution, Gemini was wholly-owned by the Company as a common stock investment valued utilizing GAAP equity.  There was no net surplus impact to the Company due to this dissolution.

Additionally, the Company holds preferred stock of USA Administration Services with a carrying value of $470 and $1,739 at December 31, 2009 and 2008, respectively.  During 2009, the Company made a capital contribution of $500 to USA Administration Services, which increased the Company’s cost basis of the preferred stock.

On June 25, 2009, the Company paid a dividend to TIHI, consisting of 1,000 of the Transamerica Pacific Insurance Company, Ltd.’s (TPIC) common shares, which is 100% of the issued and outstanding stock of TPIC.  As a result of this dividend, the Company no longer owns TPIC common stock at December 31, 2009.

The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 at December 31, 2009 and 2008, respectively.  The cost of the preferred shares is $7,162.

The Company purchased 51.11% of the outstanding preferred shares of Malibu Loan Fund, Ltd. during 2006.  At December 31, 2009 and 2008, these shares have no carrying value.  The cost of the preferred shares is $2,453 at December 31, 2009 and 2008, respectively.

The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties, LLC and Transamerica Realty Investment Properties, LLC.  At December 31, 2009 and 2008, the Company’s carrying value for these two affiliated entities was $169,157 and $175,242, respectively. The investment in these two entities is included in other invested assets in the accompanying balance sheets.  Summarized combined balance sheet information for these two companies is as follows:

	December 31
	2009	2008
Real estate	$ 180,187	$ 186,227
Other assets	15,995	22,169
Total assets	$ 196,182	$ 208,396

	December 31
	2009	2008
Total liabilities	$ 27,025	$ 33,154
Total member's interest	169,157	175,242
Total liabilities and member's interest	$ 196,182	$ 208,396

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31,2009
Unaffiliated bonds:
United States Government and agencies	$ 2,213,602	$ 46,272	$ 10359	$ 57,837	$2,191,678
State, municipal and other government	864,106	58,075	36,447	6,506	879,228
Hybrid securities	1,777,764	15,566	322,069	421	1,470,840
Industrial and miscellaneous	27,005,598	1,585,453	377,181	61,228	28,152,642
Mortgage and other asset-backed securities	15,174393	165,590	2337314	110,287	12,692382
	47,035,463	1,870,956	3,283370	236,279	45386,770
Unaffiliated preferred stocks	152,661	13,428	13,976	7,417	144,696
	$ 47,188,124	$ l,884,384	$ 3,297,346	$ 243,696	$45,331,466

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$ 2,392,692	$ 242,056	$ 25,685	$ 3,385 $	2,605,678
State, municipal and other government	1,439,155	41,470	40,490	68,353	1,371,782
Industrial and miscellaneous	31,227,972	569,372	1,815,025	1,530,446	28,451,873
Mortgage and other asset-backed securities	16,132,529	58,887	3,681,337	1,399,024	11,111,055
	51,192,348	911,785	5,562,537	3,001208	43,540,388
Unaffiliated preferred stocks	1,817,213	2,874	511,919	264,119	1,044,049
	$ 53,009,561	$ 914,659	$ 6,074,456	$ 3,265,327	$ 44,584,437

The Company held bonds and preferred stock at December 31, 2009 and 2008 with a carrying value of $218,816 and $91,413, respectively, and amortized cost of $284,341 and $200,784, respectively, that have an NAIC rating of 6 and which are not considered to be other-than-temporarily impaired.  These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

At December 31, 2009 and 2008, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 1,417 and 2,063 securities with a carrying value of $15,724,863 and $20,369,486 and an unrealized loss of $3,297,347 and $6,074,456 with an average price of 79.0 and 70.2 (fair value/amortized cost).  Of this portfolio, 73.4% and 87.1% were investment grade with associated unrealized losses of $1,964,692 and $5,052,946, respectively.

At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 527 and 2,148 securities with a carrying value of $5,312,143 and $21,046,015 and an unrealized loss of $243,695 and $3,265,326 with an average price of 95.4 and 84.5 (fair value/amortized cost).  Of this portfolio, 96.3% and 91.2% were investment grade with associated unrealized losses of $209,917 and $2,755,393, respectively.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2009 and 2008 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$ 361,036	$ 952,444	$ 1313,480
State, municipal and other government	170,904	121,643	292,547
Hybrid securities	1,297,347	15,671	1313,018
Industrial and miscellaneous	3,594,291	2,417,578	6,011,869
Mortgage and other asset-backed securities	6,956,857	1,539,597	8,496,454
	12380,435	5,046,933	17,427368
Unaffiliated preferred stocks	47,082	21,515	68,597
	$ 12,427,517	$ 5,068,448	$ 17,495,965

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$ 472,534	$ 457,732	$ 930,266
State, municipal and other government	165,344	609,765	775,109
Industrial and miscellaneous	7,880,573	12,041,206	19,921,779
Mortgage and other asset-backed securities	5,190,868	4,271,338	9,462,206
	13,709,319	17,380,041	31,089,360
Unaffiliated preferred stocks	585,711	400,648	986,359
	$ 14,295,030	$ 17,780,689	$ 32,075,719

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Estimated Fair Value
Due in one year or less	$ 745,468	$ 760,606
Due after one year through five years	10,801,834	11,253,542
Due after five years through ten years	8,664,883	8,984,345
Due after ten years	11,648,885	11,695,895
	31,861,070	32,694,388
Mortgage and other asset-backed securities	15,174,393	12,692,382
	$ 47,035,463	$ 45,386,770

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  For asset-backed securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

At December 31, 2009, the Company’s banking sector had investments in an unrealized loss position which had a fair value of $2,120,033 and a carrying value of $2,559,561, resulting in a gross unrealized loss of $439,528.  The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities, and credit spread widening due to economic weakness and market concerns that deeply subordinated securities will not be supported by governments should banks find themselves in need of state aid.   Government initiatives put into place during 2008 and 2009 have been largely successful in reopening the funding markets though lending remains cautious in some countries and sectors of the economy. Many banks have benefited from both direct assistance (government capital injections, asset relief plans and government guarantees on debt) and indirect assistance (various government liquidity measures, including short-term funding facilities). Global banks remain somewhat vulnerable to ongoing asset write-downs, credit losses and weak earnings prospects that are associated with a recessionary environment. This continues to pressure subordinated and longer duration holdings.  The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2009.

At December 31, 2009, the Company’s commercial mortgage-backed securities (CMBS) portfolio had investments in an unrealized loss position which had a fair value of $2,843,189 and a carrying value of $3,624,839, resulting in a gross unrealized loss of $781,650.  CMBS are securitizations of underlying pools of mortgages on commercial real estate.  The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS portfolio includes conduit, large loan, single borrower, commercial real estate collateral debt obligations (CRE CDOs), and franchise loan receivable trusts.

All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up analysis. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk.  Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure.  Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

Over the past 18 months, the commercial real estate market has continued to soften.  As property fundamentals deteriorate, CMBS loan delinquencies have been climbing at the same time. The introduction of the 20% and 30% credit enhanced classes within the 2005-2008 vintage deals provide some offset to these negative fundamentals.  Despite beginning to show signs of improvement, the lending market remains limited as lenders have become more conservative with underwriting standards, property transactions have diminished greatly, and higher mortgage spreads have curtailed borrowing.  A lack of liquidity in the market combined with a broad re-pricing of risk has led to increased credit spreads across the credit classes.  As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

At December 31, 2009 the Company’s residential mortgage-backed securities (RMBS) sector portfolio had investments in an unrealized loss position which had a fair value of $2,770,416 and a carrying value of $3,943,294, resulting in a gross unrealized loss of $1,172,878.  RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed pass-throughs, whole loan pass-throughs, Alternative-A Paper MBS and negative amortization MBS.

All RMBS securities of the Company are monitored and reviewed on a monthly basis with detailed modeling completed on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

The pace of deterioration of RMBS securities continued in early 2009, but began to stabilize in late 2009.  Even with the stabilization, fundamentals in RMBS securities continue to be weak. Delinquencies and severities in property liquidations remain at an elevated level. Prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity, and the requirement for higher yields due to uncertainty, credit spreads remain elevated across the asset class.  As the unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

At December 31, 2009, the Company’s asset-backed securities (ABS) subprime mortgage portfolio had investments in an unrealized loss position which had a fair value of $948,011 and a carrying value of $1,337,132, resulting in a gross unrealized loss of $389,121.

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority.  The Company does not sell or buy sub-prime mortgages directly.   The Company's exposure to sub-prime mortgages is through ABS.  These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral.  Most of the underlying mortgages within the pool have FICO scores below 660 at issuance.  Therefore, the ABS has been classified by the Company as a sub-prime mortgage position.  Also included in the Company's total sub-prime mortgage position are ABS with second lien mortgages as collateral.  The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it's the second priority in terms of repayment.  The Company does not have any "direct" residential mortgages to sub-prime borrowers outside of the ABS structures.

The Company became cautious of the structural aspects of the mezzanine classes in 2002 and stopped purchasing the mezzanine tranches with an original NRSRO rating at issuance of ‘A’ or lower in 2003.  Beginning in 2003, the Company began actively selling mezzanine positions as market spreads tightened, continued to upgrade the portfolio and reduced relative exposure to the sector as underwriting deteriorated.

All ABS sub-prime mortgage securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on the portfolio quarterly.  Model output is generated under base and several stress-case scenarios.  ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling.  The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure.  Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the models. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for payment interruption.  If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

Fair values on the Company’s ABS sub-prime mortgage portfolio have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. The unrealized loss is primarily due to decreased liquidity and increased credit spreads in the market combined with significant increases in expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2009:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$ 1,524,760	$ 1,394,192	$ 1,005,411

Aggregate totals for loan-backed and structured securities with a recognized OTTI during the current reporting period are shown below, classified on the basis of the OTTI:

OTTI Recognized Through
	Amortized Cost	Income
	Basis Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized based on:
Intent to sell	$ 200,097	$ -	$ 71,662	$ 128,435
Total OTTI on loan-backed securities	$ 200,097	$ -	$ 71,662	$ 128,435

	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value
3rd quarter present value of cash flows expected to be less than the amortized cost basis	$ 320,333	$ 293,177	$ 27,156	$ 293,177	$ 153,730
4th quarter present value of cash flows expected to be less than the amortized cost basis	622,868	533,151	89,717	533,151	253,458
Aggregate total	$943,201	$826,328	$116,873	$826,328	$407,188

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

The following loan-backed and structured securities which continue to be held at December 31, 2009 had a recognized OTTI during the year then ended:

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
02148AAA4	$ 56,623	$ 55,412	$ 1,211	$ 55,412	$ 27,639	3Q 2009*
02148YAJ3	10,038	9,635	403	9,635	5,095	3Q 2009*
045427AE1	5,981	4,341	1,640	4,341	388	3Q 2009*
126670ZN1	32,849	28,835	4,014	28,835	2,148	3Q 2009*
12668VAF6	14,078	9,775	4,303	9,775	3,695	3Q 2009*
225470FJ7	11,026	10,842	184	10,842	6,252	3Q 2009*
225470T94	9,057	8,721	336	8,721	4,335	3Q 2009*
22942KCA6	27,233	25,136	2,097	25,136	14,065	3Q 2009*
32027LAG0	156	153	3	153	55	3Q 2009*
32028TAF4	214	210	4	210	167	3Q 2009*
35729PPC8	3,943	727	3,216	727	169	3Q 2009*
3622MAAF8	300	294	6	294	73	3Q 2009*
40430FAF9	2,814	591	2,223	591	93	3Q 2009*
43710LAF1	152	150	2	150	94	3Q 2009*
46628SAJ2	11,798	11,254	544	11,254	4,475	3Q 2009*
576435AT8	494	484	10	484	303	3Q 2009*
655374AA4	3,374	3,252	122	3,252	1,663	3Q 2009*
86358EZU3	20,660	10,929	9,731	10,929	3,505	3Q 2009*
939336Q55	725	687	38	687	255	3Q 2009*
02148AAA4	55,412	54,674	738	54,674	30,484	3Q 2009
059512AP8	6,545	2,207	4,338	2,207	745	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	10,842	10,455	387	10,455	6,985	3Q 2009
22942KCA6	25,136	24,544	592	24,544	14,572	3Q 2009
23245CAF7	440	317	123	317	90	3Q 2009
3622MAAF8	294	248	46	248	48	3Q 2009
36244SAE8	1,000	949	51	949	481	3Q 2009
43710LAF1	150	107	43	107	113	3Q 2009
52524MAW9	11,476	11,109	367	11,109	3,902	3Q 2009
68400DAG9	4,806	3,554	1,252	3,554	193	3Q 2009
70557RAB6	41,797	37,940	3,857	37,940	20,360	3Q 2009
86358EZU3	10,929	9,287	1,642	9,287	1,747	3Q 2009
939336Q55	687	680	7	680	260	3Q 2009
059494AA2	45,467	44,726	741	44,726	30,478	4Q 2009
05951VAV1	60,026	59,859	167	59,859	34,196	4Q 2009
05948KV63	15,678	15,283	395	15,283	11,397	4Q 2009
12513YAK6	5,856	1,893	3,963	1,893	1,164	4Q 2009
126670ZN1	28,832	26,567	2,265	26,567	3,802	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
23245CAF7	304	267	37	267	214	4Q 2009
12667G5G4	28,792	27,581	1,211	27,581	24,737	4Q 2009
02148AAA4	53,080	52,679	401	52,679	32,386	4Q 2009
02148YAJ3	9,305	8,787	518	8,787	6,122	4Q 2009
045427AE1	4,341	3,378	963	3,378	517	4Q 2009
12640PAA3	12,074	11,491	583	11,491	10,336	4Q 2009

5. Investments (continued)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
225470FJ7	10,417	10,075	42	10,075	7,421	4Q 2009
32027LAGO	147	116	31	116	46	4Q 2009
32028TAF4	198	182	16	182	125	4Q 2009
38011AAC8	2,961	2,627	334	2,627	1,992	4Q 2009
361856EC7	31,354	26,889	4,465	26,889	14,755	4Q2009
3622MAAF8	234	218	16	218	55	4Q2009
43710LAF1	96	91	5	91	80	4Q2009
52524YAA1	48,402	48,151	251	48,151	36,839	4Q 2009
52524MAW9	10,923	10,743	180	10,743	4,023	4Q 2009
576435AT8	467	397	70	397	284	4Q 2009
655374AA4	3,144	2,723	421	2,723	1,373	4Q 2009
68400DAG9	3335	2,809	726	2,809	180	4Q 2009
761118VY1	30,381	29,354	1,027	29,354	12,445	4Q 2009
86358EZU3	9,243	9,032	211	9,032	222	4Q 2009
225470T94	8,516	7,425	1,091	7,425	5,324	4Q 2009
225470U27	7,991	6,431	1,560	6,431	4,577	4Q2009
933637AJ9	3,783	3,505	278	3,505	2,574	4Q 2009

*The impairment amount was recorded as a part of the cumulative effect of adoption of SSAP No. 43R and was not reflected in the income statement in the current period.

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings at December 31, 2009 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Unrealized loss on securities in a continuous loss position	$ 2,777,510	$ 116,079
Fair value of security with continuous unrealized loss	7,198,974	1,553,619

As the remaining unrealized losses in the ABS-housing portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider these underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2009	2008	2007
Income (loss):
Bonds	$ 2,581,437	$ 2,993,763	$ 3,247,217
Preferred stocks	10,395	118,882	147,440
Common stocks	8,444	46,168	36,245
Mortgage loans on real estate	609,836	690,904	756,200
Real estate	20,748	21,328	22,332
Policy loans	50,065	46,017	46,850
Cash, cash equivalents and short-term investments	38,804	85,494	113,695
Derivatives	(134,716)	(9,236)	2,244
Other invested assets	17,276	28,504	32,569
Other	9,242	32,637	14,131
Gross investment income	3,211,531	4,054,461	4,418,923
Less investment expenses	138374	167,535	206,452
Net investment income	$ 3,073,157	$ 3,886,926	$ 4,212,471

Proceeds from sales and other disposals of bonds and preferred stock, excluding maturities, and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2009	2008	2007
Proceeds	$ 15,859,986	$ 18,754,578	$ 33,516,023
Gross realized gains	$ 365,788	$ 362,022	$570,114
Gross realized losses	(741,986)	(617,685)	(289,471)
Net realized capital gains (losses)	$ (376,198)	$ (255,663)	$ 280,643

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2009	2008	2007
Bonds	$ (612,760)	$ (324,506)	$ 205,396
Preferred stocks	6,697	(120,940)	32,322
Common stocks	(4,947)	(65,021)	115,631
Mortgage loans on real estate	(55,349)	(7,074)	1,697
Real estate	(1,051)	17,781	96
Cash, cash equivalents, and short-term investments	80	(13,767)	(7,906)
Derivatives	(437,350)	54,650	(10,099)
Other invested assets	(8,392)	654,443	284,195
	(1,113,072)	195,566	621,332
Federal income tax effect	235,951	119,219	(244,354)
Transfer to (from) interest maintenance reserve	176,600	51,433	(63,179)
Net realized capital gains (losses) on investments	$ (700,521)	$ 366,218	$ 313,799

Gross realized losses for the years ended December 31, 2009, 2008 and 2007 include $618,554, $367,432 and $70,724, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.

At December 31, 2009 and 2008, the Company had recorded investments in restructured securities of $90,186 and $13,157, respectively.  The capital gains (losses) taken as a direct result of restructures in 2009, 2008 and 2007 were $(84,752), $1,905 and $(713), respectively. The Company often has impaired a security prior to the restructure date.  These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Gross unrealized gains and gross unrealized losses on common stock, including the stock of affiliated entities, are as follows:

	December 31
	2009	2008
Unrealized gains	$ 224,219	$ 173,987
Unrealized losses	(219,056)	(243,477)
Net unrealized gains (losses)	$ 5,163	$ (69,490)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2009	2008	2007
Bonds	$ 16,818	$ (226,573)	$ 66,449
Preferred stocks	(46,613)	(22,844)	17,321
Common stocks	36,097	(28,697)	(42,193)
Affiliated entities	37,287	(7,222)	557,585
Mortgage loans on real estate	(8,024)	-	-
Cash, cash equivalents, and short-term investments	284	-	-
Derivatives	(410,982)	382,983	(36,994)
Other invested assets	(211,719)	(900,944)	321,216
Change in unrealized capital gains (losses)	$ (586,852)	$ (803,297)	$883,384

During 2009, the Company issued mortgage loans with interest rates of 6.65% for commercial loans and 7% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 60%. Mortgage loans with a carrying amount of $11 were non-income producing for the previous 180 days.  Accrued interest of $3, $346 and $3 related to these mortgage loans was excluded from investment income at December 31, 2009, 2008 and 2007, respectively.  The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents.  The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2009 and 2008, respectively, the Company held $121,760 and $28,709 in impaired loans with related allowance and credit losses of $8,024 and $11,924. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2009 and 2008, respectively.  The average recorded investment in impaired loans during 2009 was $32,445.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2009	2008	2007
Balance at beginning of period	$ 11,924	$ -	$ -
Additions, net charged to operations	20,940	11,924	-
Recoveries in amounts previously charged off	(24,840)	-	-
Balance at end of period	$ 8,024	$ 11,924	$ -

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.  At December 31, 2009 and 2008, respectively, the Company recognized $1,993 and $1,374 of interest income on impaired loans.  The Company did not recognize any interest income on impaired loans during 2007.  Interest income of $509 and $1,570, respectively, was recognized on a cash basis for the years ended December 31, 2009 and 2008.  The Company did not recognize any interest income on impaired loans or any interest income on a cash basis for the year ended December 31, 2007.

At December 31, 2009 and 2008, the Company held a mortgage loan loss reserve in the AVR of $123,257 and $361,121, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2009	2008		2009	2008
South Atlantic	23%	24%	Office	31%	31%
Pacific	22	23	Apartment	21	20
Mountain	15	14	Retail	20	19
Middle Atlantic	15	14	Indus trial	19	19
E North Central	10	10	Other	5	6
W. North Central	5	5	Agricultural	3	5
W. South Central	5	4	Medical	1	-
E South Central	3	4
New England	2	2

At December 31, 2009, the Company had mortgage loans with a total net admitted asset value of $13,454 which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring.  The Company did not have any mortgage loans which had been restructured in accordance with SSAP No. 36 at December 31, 2008 or 2007.  There were no realized losses during the years ended December 31, 2009, 2008 and 2007 related to such restructurings.  There were no commitments to lend additional funds to debtors owing receivables at December 31, 2009, 2008 or 2007.

Investment expenses include expenses for the occupancy of company-owned property of $15,405, $16,705, and $16,084 during 2009, 2008, and 2007, respectively, as well as depreciation expense on these properties of $3,585, $3,349, and $3,161.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

A write down of carrying value is required when an investor’s intent to retain the investment in the issuer has changed at the reporting date and there is not a sufficient period of time to allow for any anticipated recovery in value to occur.  At December 31, 2009 and 2008, respectively, the Company recorded an impairment of $15,287 and $42,829 for its investment in Zero Beta Fund, LLC.  The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

The Company recorded an impairment of $40,688 for its investment in Real Estate Alternatives Portfolio 2, LLC and an impairment of $10,030 for its investment in Real Estate Alternatives Portfolio 3, LLC.  The impairment was taken because the declines in fair value of underlying investments of the fund were deemed to be other-than-temporary.

The Company recorded an impairment of $2,120 for its investment in Yucaipa Equity Partners, L.P., an impairment of $2,884 for its investment in BCI Growth IV, L.P., an impairment of $296 for its investment in Allsop Venture Partners III, L.P., an impairment of $1,548 for its investment in B III Capital Partners, L.P., an impairment of $551 for its investment in Cahill, Warnock Strategic Partners Fund, L.P., an impairment of $49 for its investment in CM Equity Partners, L.P., an impairment of $133 for its investment in Conning Insurance Capital Limited Partnership III, an impairment of $706 for its investment in FS Equity Partners III, L.P., and an impairment of $5,133 for its investment in Harbour Group Investments III, L.P.  It was determined that the decline was other-than-temporary because the expected future proceeds is the current reflected fair value on each of the deals.

For the year ended December 31, 2007, an impairment of $4,285 was recorded for MP Shoreline Associates, a LIHTC property.  The impairment was determined by comparing the current book value to the fair value.  The fair value was determined by discounting the anticipated future cash flows.  Since the decline in fair value was determined to be other-than-temporary, the investment was written down to fair value.

The Company has an investment in Invenergy TN, LLC, a partnership which owns a 27 megawatt wind generating facility in Anderson County, Tennessee.  This investment generates tax credits based on the amount of electricity produced from the wind turbines.  Based on the project's actual performance and a revised wind study, it was determined that the investment will not perform to the levels originally expected.  For the year ending December 31, 2007, an impairment of $4,556 was recorded for the Invenergy TN, LLC partnership.  The impairment was determined by comparing the current book value to the fair value as supplied by a third party.  The fair value was determined by discounting future cash flows, expected future tax credits and income tax benefits of losses from the investment.  Since the decline in fair value was determined to be other-than-temporary, the investment in the partnership was written down to the fair value amount.  No further impairment was recorded for the Invenergy TN, LLC partnership during 2009 or 2008.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

At December 31, 2009, the Company had ownership interests in 61 LIHTC properties.  The remaining years of unexpired tax credits ranged from 1 to 12 and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from 1 to 16 years.  The amount of contingent equity commitments expected to be paid during the years 2010 to 2019 is $45,413.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following table provides the carrying value of state transferable tax credits gross of any related tax liabilities and total transferable tax credits by state and in total as of December 31, 2009:

Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$ 4,479	$ 8,370
Total		$ 4,479	$ 8,370

*The unused amount reflects credits that the Company deems will be realizable in the period from 2010 to 2014.

The Company estimated the utilization of the remaining state transferable tax credits by projecting future tax liability based on projected premium, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining state transferable tax credits.  The Company had no impairment losses related to state transferable tax credits.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities.   An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments.  The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.  The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities.  A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument.  A notional currency exchange occurs at the beginning and end of the contract.  During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency.  All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The interest rate floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments.  The Company pays a single premium at the beginning of the contract.  These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

The Company invests in capped floating rate commercial mortgage loans and uses interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy.  Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract.  A single premium is paid by the Company at the beginning of the interest rate cap contracts.

The Company replicates investment grade corporate bonds by combining a AAA rated security, as a cash component, with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset.  Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame.  A premium is received by the Company on a periodic basis and recognized in investment income.  At December 31, 2009 and 2008, the Company had replicated assets with a fair value of $475,424 and $466,244 and credit default swaps with a fair value of $1,377 and $(21,375), respectively. For the years ended December 31, 2009 and 2008, respectively, the Company recognized $3,088 and $306 in capital losses related to replication transactions. For the year ended December 31, 2007, the Company recognized no capital losses related to replication transactions.

The Company issues products providing the customer a return based on various global equity market indices.  The Company uses global futures contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded to unassigned surplus in the financial statements.  The Company recognized income from options contracts in the amount of $1,534 for the year ended December 31, 2009.  The Company did not recognize any income from options contracts for the years ended December 31, 2008 or 2007.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.  At December 31, 2009, the fair value of all contracts, aggregated at a counterparty level, with a positive and a negative fair value amounted to $219,070 and $320,048, respectively.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 23 years.  The Company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps.  If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus.  At December 31, 2009 and 2008, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.  As of December 31, 2009, the Company has accumulated deferred gains in the amount of $103,278 related to the termination of forecasted transactions.  It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

At December 31, 2009 and 2008, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2009	2008
Interest rate and currency swaps:
Receive floating - pay floating	$ 2,129,869	$ 2,716,370
Receive fixed - pay floating	10,548,640	12,919,749
Receive floating - pay fixed	5,856,796	8,199,009
Receive fixed - pay fixed	236,005	201,763
Interest rate cap agreements	1,605,000	1,640,000
Interest rate floor agreements	64,000	62,400

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(180,328), $119,833 and $(9,888) for the years ended December 31, 2009, 2008 and 2007, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

5. Investments (continued)

Open futures contracts at December 31, 2009 and 2008, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value

December 31, 2009	S&P 500
1,074	March 2010 Futures	$ 297,468	$ 298,223
December 31, 2008
S&P 500
5,271	March 2009 Futures	$ 1,171,777	$ 1,186,107

For the years ended December 31, 2009 and 2008, the Company has recorded $(73,133) and $264,343, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized gain (loss).  The Company did not recognize any unrealized gains and losses during 2009 and 2008 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2009 and 2008, investments with an aggregate carrying value of $44,519,346 and $44,600,539, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities, as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2009	2008	2007
Direct premiums	$ 12,709,931	$13,309,443	$11,477,571
Reinsurance assumed - non affiliates	1,612,150	1,515,095	1,756,468
Reinsurance assumed - affiliates	196,638	296,438	238,831
Reinsurance ceded - non affiliates	(1,130,902)	(1,101,435)	(1,114,954)
Reinsurance ceded - affiliates	(5,287,685)	(6,501,597)	(4,080,954)
Net premiums earned	$ 8,100,132	$ 7,517,944	$ 8,276,962

The Company received reinsurance recoveries in the amount of $2,360,201, $2,166,604 and $1,663,213 during 2009, 2008 and 2007, respectively.  At December 31, 2009 and 2008, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $464,122 and $425,122, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2009 and 2008 of $37,294,459 and $29,483,844, respectively.

The net amount of the reduction in surplus at December 31, 2009 and 2008, if all reinsurance agreements were cancelled, is $28,937 and $7,856, respectively.

At December 31, 2009 and 2008, the amount of reinsurance credits, whether an asset or a reduction of liability, taken for new agreements or amendments was $3,383,308 and $2,708,917, respectively.

Effective July 1, 2009, and concurrent with the merger of CGC Life Insurance Company (CGC) into Transamerica Pacific Insurance Company, Ltd. (TPIC), the Company recaptured universal life business secondary guarantee reserves previously ceded to CGC, an affiliate.  As a result, a pretax loss of $129,005 was included in the statement of operations.  The remaining unamortized gain on a pretax basis that resulted from the initial ceding transaction to CGC that had been credited directly to unassigned surplus was released into earnings in the amount of $82,288.

Subsequently, effective July 1, 2009, the Company ceded the same block of universal life business plus additional universal life policies (2009 new issues) to TPIC under a coinsurance agreement.  The pretax gain of $184,918 resulting from this transaction was credited directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

Also effective July 1, 2009, the Company ceded certain term life business to TPIC on a coinsurance basis. The net pretax gain of approximately $36,489 resulting from this transaction was credited directly to unassigned surplus.

Also effective July 1, 2009, the Company amended a reinsurance agreement with TPIC to change a term agreement from a coinsurance with funds withheld treaty to a straight coinsurance treaty.  Assets of $58,394 were transferred to TPIC, and the Company released the funds withheld liability of a like amount.  There was no earnings impact of this treaty amendment.

The Company entered into an indemnity reinsurance agreement with Monumental Life Insurance Company (MLIC), an affiliate, effective July 1, 2009 in which the Company agreed to cede on a coinsurance basis fixed deferred annuities issued under selected plans.  The initial consideration paid was $3,474,331, the initial ceding allowance received was $13,677 and reserves ceded were $3,474,331.  In addition, an interest maintenance reserve of $15,469 was transferred to MLIC, resulting in a pretax gain of $29,146 on the transaction, which was credited directly to unassigned surplus.  During 2009, the Company amortized $1,895 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective June 30, 2009, the Company entered into an indemnity reinsurance agreement with Global Preferred Re Limited, an affiliate, to cede on a 90% quota share basis the net liabilities associated with certain of the Company's deferred fixed annuity products issued on or after April 1, 2009 on a coinsurance funds withheld basis.

Effective January 1, 2009, the Company terminated and recaptured a block of US credit life and credit disability business that had been reinsured from LIICA, which merged into the Company effective October 2, 2008, to an affiliate, Canadian Premier Life insurance Company (CPLIC). The Company paid CPLIC a recapture fee of $2,564.  In addition, the unamortized pre-tax gain held by the Company in unassigned surplus resulting from the original insurance transaction was released into income in the amount of $2,910 ($1,892 on a net of tax basis).

Effective December 31, 2008, the Company recaptured term life business previously ceded to Transamerica International Re (Ireland) Ltd. (TIRI), and Transamerica International Re (Bermuda) Ltd (TIRe) both affiliates. The Company received recapture consideration of $120,476, recorded net assets of $33,804, and recaptured reserves of $856,239 and $53,085 for life and claim reserves, with respect to the recapture from TIRI.  The Company received recapture consideration of $25,563, recorded net assets of $5,088, and recaptured reserves of $167,004 and $4,821 for life and claim reserves, with respect to the recapture from TIRe. The Company incurred a statutory loss on the recapture from TIRI in the amount of $755,044 and a statutory loss on the recapture from TIRe in the amount of $141,174.  As a result, a pre-tax loss of $896,218 was included in the statement of operations. During 2007, the Company amortized $3,304 into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

Subsequently, effective December 31, 2008, the Company ceded term life business to CGC.  The Company paid initial consideration of $146,039, released life and claim reserves of $1,023,243 and $57,906 respectively, and established other net liabilities of $38,892.  The net pre-tax gain of $896,218 resulting from this transaction was credited directly to unassigned surplus.

The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with TIRe to cede on a 100% quota share basis the net liabilities associated with certain of the Company's variable annuity products on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $872,822 and ceded premium of a like amount, paid consideration of $223,608 and established a funds withheld liability of $1,096,431. The pre-tax loss of $223,608 ($145,345 on a net of tax basis) is included in the statement of operations. The Company ceded general account and separate account reserves on a modified coinsurance basis of $284,780 and $7,248,603, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction.

Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit (GMDB) riders included in certain of its variable annuity contracts that were previously ceded to TIRe under a 2001 reinsurance agreement. The Company released a funds withheld liability of $40,133 associated with this business and received recapture consideration of $45,038. Reserves recaptured included $100,672 of GMDB reserves and $15,099 of claim reserves. The resulting pre-tax loss of $30,600 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $16,521 ($10,739 net of tax). Prior to this transaction, the Company had amortized $3,812 and $5,083 on a pre-tax basis ($2,478 and $3,304 on a net of tax basis) into earnings for 2008 and 2007, respectively, with a corresponding charge to unassigned surplus.

Effective December 31, 2008, the Company recaptured term life business previously ceded to TIRI on a funds withheld basis under a 2001 reinsurance agreement. The Company released the funds withheld liability of $38,603 and recorded net assets of $5,036, recaptured reserves of $288,498 and $7,065 for life and claim reserves, respectively. As a result, a pre-tax loss of $251,924 was included in the statement of operations. The gain that resulted from the initial ceding transaction to TIRI that had been credited directly to unassigned surplus was released into earning in the amount of $221. In 2007, the company amortized $28 into earnings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

Subsequently, effective December 31, 2008, the Company ceded term life business on a funds withheld basis to CGC. Life and claim reserves of $288,498 and $7,065, respectively, were released and the Company established a funds withheld liability of $38,603 and established other net liabilities of $5,036. The net pre-tax gain of $251,924 resulting from this transaction was credited directly to unassigned surplus.  During 2009, the Company amortized $11,425 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Also effective December 31, 2008, the Company ceded certain term life business to CGC on a funds withheld basis. Life and claim reserves of $587,293 and $6,874, respectively were released and the Company established other reserves of $28,680. The net pre-tax gain of $565,487 resulting from this transaction was credited directly to unassigned surplus.

The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction.  The Company amortized $1,201 of the liability in 2009.

The Company entered into a stop loss reinsurance agreement with Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate, to cede an in force block of universal life business effective July 1, 2008. Reinsurance premiums paid of $70,728 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $15. The net of tax loss of $10 was included in the statement of operations.

The Company entered into an assumption reinsurance agreement with CPLIC, effective July 1, 2008. This transaction resulted in CPLIC assuming all in force policies and certificates from the Canadian branch of the Company, along with all of the assets and liabilities related to these policies and all capital supporting this business. Subsequent to this assumption reinsurance transaction, the Company withdrew its license in Canada and therefore considered this transaction an economic transaction. The Company received a ceding commission of $11,460, which resulted in a pre-tax gain. During 2007, LIICA amended its 50% reinsurance treaty with CPLIC. LIICA received a ceding commission of $2,910 ($1,892 net of tax).  This gain was credited directly to unassigned surplus at December 31, 2007.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

Below is a summary of the net policyholder liabilities and assets transferred effective July 1, 2008:

Invested assets/cash transferred	$ (52,859)
Ceded reserves	64,882
Due premiums	(2,920)
Due comp liability	1,007
Retro accruals	1,350
Pre-tax net income impact	$ 11,460

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective May 1, 2008 in which the Company agreed to cede certain single premium deferred annuities on a coinsurance basis. The initial consideration paid was $446,522, the initial ceding allowance received was $18,263, and reserves ceded were $446,522, resulting in a pre-tax gain of $18,263. The net of tax gain of $11,871 was credited directly to unassigned surplus. The Company amortized $2,466 and $1,410 on a net of tax basis into earnings during 2009 and 2008, respectively, with a corresponding charge to unassigned surplus.

The Company entered into a stop loss reinsurance agreement with TLIB to cede an in force block of universal life business effective January 1, 2008. Reinsurance premiums paid of $3,267,950 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $603. The net of tax loss of $392 was included in the statement of operations.

Effective December 31, 2007, TIRe recaptured all inforce business that was previously retroceded to the Company and LIICA under the retrocession agreement effective January 1, 2003. The difference between the life and claim reserves released of $541 and $45, respectively, and consideration paid of $366 was included in the statement of operations.

The Company and LIICA entered into an agreement effective December 31, 2007 to recapture obligations and benefits related to certain universal life insurance contracts that were previously ceded to TIRe in 2003. The Company assumed assets of $23,737 associated with this business and paid recapture consideration of $1,558. Reserves recaptured included life reserves of $3,935 and claim reserves of $434. As a result, a pre-tax gain of $17,810 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $6,240 ($4,056 net of tax). Prior to this transaction, the Company had amortized $1,418 on a pre-tax basis ($921 on a net of tax basis) into earnings for 2007, with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

The Company and MLIC entered into an indemnity reinsurance agreement effective December 31, 2007, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were issued by MLIC, with issue dates ranging from January 1, 2007 through December 31, 2007, and also covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $26,573.

Effective December 31, 2007, the Company entered into an indemnity reinsurance agreement with Pine Falls Re, Inc., an affiliate, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by the Company and assumed by the Company from various affiliated entities. Universal life secondary guarantee reserves ceded were $286,392, resulting in a pre-tax gain of $286,392 ($186,154, net of tax) that has been credited directly into unassigned surplus.  During 2009, the Company amortized $258 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

On October 1, 2007 the Company and LIICA recaptured various fixed deferred annuity plans that were ceded to MLIC under a July 1, 1990 agreement. The recapture premium received was $302,727 and the commission expense allowance paid was $3,770, for a net consideration received of $298,957. Reserves recaptured were $302,727. The resulting pre-tax loss of $3,770 was included in the statement of operations.

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective July 1, 2007, in which the Company agreed to cede a closed block of fixed and variable deferred annuities on a coinsurance and modified coinsurance basis. The net of tax gain of $10,931 from this transaction was credited directly to unassigned surplus. During 2009, 2008 and 2007 the Company amortized $1,347, $2,080 and $995, respectively, into earnings with a corresponding charge to unassigned surplus.

On April 1, 2007 LIICA entered into a recapture agreement with Veterans Life Insurance Company (VLIC), an affiliate of the Company, whereby VLIC recaptured all liabilities ceded to LIICA under an October 1, 2001 modified coinsurance agreement.  The recapture consideration received was $76,086 and the reserves recaptured by VLIC were $173,147.  LIICA paid a recapture premium of $173,147.  The resulting pre-tax gain of $76,086 has been included in the statement of operations.

Effective December 31, 2007, LIICA recaptured all inforce universal life business that was previously reinsured to TIRI.  LIICA paid a recapture fee of $4,004 and recovered miscellaneous assets of $1,985.  Life and claims reserves were recaptured in the amount of $40,482 and $120, respectively.  This transaction resulted in a net pre-tax loss of $42,621 which is included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

Effective January 1, 2007, TOLIC recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe.  The recapture premium received was $9,677 and the commission expense allowance paid was $15,357 for a net consideration paid of $5,680.  Reserves recaptured included $81,657 in life reserves and $457 in claim reserves resulting in a pre-tax loss of $87,794 which has been included in the statement of operations.  TOLIC subsequently entered into an indemnity retrocession agreement with LIICA Re I, Inc., an affiliate, to retrocede specific blocks of policies assumed by TOLIC.  Net consideration received by TOLIC was $16,006 and the life and claim reserves ceded were $81,657 and $457, respectively.  This resulted in a pre-tax gain of $98,120 that was recorded directly to unassigned surplus on a net of tax basis.  During 2007, TOLIC amortized $7,220 on a net of tax basis into earnings with a corresponding charge to unassigned surplus.

During 2007, TOLIC entered into an agreement with TIRe to retrocede certain life insurance policies issued by Seguros Argos, S.A. de C.V., effective January 1, 2007.  The Company received consideration of $21,955, resulting in an initial transaction pre-tax gain of $21,955.  The gain was recorded directly to unassigned surplus on a net of tax basis.  During 2009, 2008 and 2007, the Company amortized $2,874, $2,574 and $1,901, respectively, on a net of tax basis into earnings with a corresponding charge to unassigned surplus.

Effective October 1, 2007, TOLIC recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The consideration received was $59,744 and life and claim reserves recaptured were $358,102 and $7,900, respectively.  This resulted in a pre-tax loss on the statutory income statement of $306,258.  TOLIC subsequently entered into an indemnity retrocession agreement with TIRI to retrocede specific blocks of policies assumed by TOLIC.  The consideration that was given in the transaction was $59,744 and the life and claim reserves ceded were $358,102 and $7,900, respectively.  This resulted in a pre-tax gain on a statutory basis of $306,258 that was recorded directly to unassigned surplus on a net of tax basis. During 2008, the Company amortized $2,431 into earnings with a corresponding charge to unassigned surplus.  The Company did not record any amortization in 2009 or 2007.

Effective January 1, 2006, the Company entered into a reinsurance transaction with TIRI to cede an inforce block of universal life business.  The net of tax impact from the cession of inforce business was $13,585, which was credited directly to unassigned surplus.  During 2009, 2008 and 2007, the Company amortized $1,019 into earnings each year with a corresponding charge to unassigned surplus.  The Company has a liability for funds held under reinsurance of $538,511 and $413,935 at December 31, 2009 and 2008, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the  business issued from TOLIC’s branch in Hong Kong.  TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore.  The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet.  As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years.

Goodwill in the amount of $8,642, $8,954 and $9,274 was amortized during 2009, 2008 and 2007, respectively, related to this transaction.  TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.

Effective December 31, 2006, TOLIC entered into a reinsurance agreement with LIICA Re II, Inc., an affiliate of the Company, to cede term and universal life business.  The initial premium paid was $120,000. Reserves ceded included $212,319 of term life reserves, $834,446 of universal life secondary guarantee reserves, $1,067 of claim reserves and $5,911 of miscellaneous policyholder assets, resulting in a pre-tax gain of $921,921 that was recorded directly to unassigned surplus on a net of tax basis.  During 2009, 2008 and 2007, the Company amortized $6,541, $74,716 and $1,321, respectively, on a net of tax basis into earnings with a corresponding charge to unassigned surplus.

Following the December 31, 2006 recapture of a block of in force term life business that was ceded to TIRe, TOLIC entered into a reinsurance agreement with LIICA Re I, Inc., to retrocede this block of term life business also effective December 31, 2006.  The initial premium paid was $77,479, offset by the commission expense received of $42,022, for a net consideration of $35,457.  Reserves ceded included $256,795 of life reserves and $13,146 of claim reserves, resulting in a pre-tax gain of $234,484 that was recorded directly to unassigned surplus on a net of tax basis.  During 2009, the Company amortized $2,039 on a net of tax basis into earnings with a corresponding charge to unassigned surplus.  The Company did not amortize any amounts related to this transaction during 2008 or 2007.

6. Reinsurance (continued)

During 2001, TOLIC novated certain traditional life insurance contracts to Transamerica Financial Life Insurance Company (TFLIC), an affiliate of the Company, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. TOLIC recorded a deferred liability of $14,334 as a result of this transaction, which has an unamortized balance of $1,433 at December 31, 2009. The accretion of the deferred liability was $1,433 for 2009, 2008 and 2007.

During 2001, TOLIC entered into a reinsurance transaction with TIRe. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis.  The Company amortized $1,883 for each of the years ended December 31, 2009, 2008 and 2007 into earnings with a corresponding charge to unassigned surplus.  At December 31, 2009, the Company holds collateral from this affiliate in the form of letters of credit of $7,000, covering this reinsurance agreement and others.

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts.  The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2009, 2008 and 2007, $781, $954 and $1,119, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

Effective December 31, 2005, the Company entered into a reinsurance agreement with Stonebridge Reinsurance Company, an affiliate, to cede the term business and the secondary guarantee related to the universal life business. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a pre-tax gain on a statutory basis of $795,900 that was credited directly to unassigned surplus on a net of tax basis. During 2009 and 2008, respectively, the Company amortized $4,517 and $24,045 into earnings with a corresponding charge to unassigned surplus.

The Company reports a reinsurance deposit receivable of $137,437 and $128,745 as of December 31, 2009 and 2008, respectively.  In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993.  Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit.  The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

6. Reinsurance (continued)

During 2009, 2008 and 2007, the Company obtained letters of credit of $727,996, $716,918 and $334,491, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

7. Income Taxes

The net deferred income tax asset at December 31, 2009 and 2008 and the change from the prior year are comprised of the following components:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Total gross deferred income tax assets	$ 1,162,628	$ 636,817	$ 1,799,445	$ 1,674,921	$ 124,524
Statutory valuation allowance adjustment	-	(81,188)	(81,188)	-	(81,188)
Adjusted gross deferred income taxassets	1,162,628	555,629	1,718,257	1,674,921	43336
Total deferred income tax liabilities	184,653	339,404	524,057	450,900	73,157
Net deferred income tax asset	977,975	216,225	1,194,200	1,224,021	(29,821)
Deferred income taxasset nonadmitted	535,652	8,992	544,644	334,861	209,783
Net admitted deferred income tax asset	$ 442,323	$ 207,233	$ 649,556	$ 889,160	$ (239,604)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

7. Income Taxes (continued)

The main components of deferred income tax amounts are as follows:

	December 31
	2009	2008	Change
Deferred income taxassets
§197 intangible amortization	$ 126	$ 147	$ (21)
Credit carry forwards	112,480	17,420	95,060
Compensation related accruals	31,513	36,443	(4,930)
Investments	667,047	419,207	247,840
Investment in controlled foreign company	-	107,064	(107,064)
Nonadmitted assets	30,149	53,237	(23,088)
Proxy DAC	590,614	574,394	16,220
Reserves	292,730	376,381	(83,651)
Miscellaneous accruals	37,856	31,393	6,463
Other	36,930	59,235	(22,305)
Total gross deferred income taxassets	1,799,445	1,674,921	124,524
Statutory valuation allowance adjustment	81,188	-	81,188
Total adjusted gross deferred income taxassets	1,718,257	1,674,921	43,336
Deferred income taxassets nonadmitted	544,644	334,861	209,783
Total admitted deferred income taxassets	1,173,613	1,340,060	(166,447)
Deferred income tax liabilities
§807(f) adjustment	46,221	20,983	25,238
Investments	466,318	388,432	77,886
Separate account adjustments	9,615	14,776	(5,161)
Reinsurance ceded	-	20,679	(20,679)
Other	1,903	6,030	(4,127)
Total deferred income tax liabilities	524,057	450,900	73,157
Net admitted deferred income taxasset	$ 649,556	$ 889,160	$ (239,604)

The valuation allowance for deferred tax assets as of December 31, 2009 was $81,188.  The Company did not have a valuation allowance for deferred tax assets as of December 31, 2008. The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

7. Income Taxes (continued)

The change in net deferred income tax assets is as follows:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Net deferred income taxasset	$ 977,975	$ 216,225	$ 1,194,200	$ 1,224,021	$ (29,821)
Tax effect of unrealized gains (losses)					(216,080)
Prior period adjustment -unrealized gains (losses)					(5,227)
Change in net deferred income tax asset					$ (251,128)

	December 31
	2008	2007	Change
Net deferred income taxasset	$ 1,224,021	$ 987,493	$ 236:528
Tax effect of unrealized gains (losses)			(445,093)
Change in net deferred income taxasset			$ (208,565)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

7. Income Taxes (continued)

As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2009 reporting period.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31
	2009			2008

	Ordinary	Capital	Total	Total	Change
Admitted under paragraph l0.a.	$ 70,812	$ 6,281	$ 77,093	$ 343,822	$ (266,729)
Admitted under paragraph l0.b.i.	166,410	110,793	277,203	160,333	116,870
Admitted under paragraph l0.b.ii.	-	-	-	-	-
Admitted under paragraph l0.c.	184,653	339,404	524,057	506,762	17,295
Total admitted under paragraph l0.a. - l0.c.	$ 421,875	$ 456,478	$ 878353	$ 1,010,917	$ (132,564)
Admitted under paragraph l0.ei.	$ 70,812	$ 6,281	$ 77,093
Admitted under paragraph l0.e.ii.a.	—	—	—
Admitted under paragraph l0.e.ii.b.	371,512	200,951	572,463
Admitted under paragraph l0.eiii.	184,653	339,404	524,057
Total admitted under paragraph l0.e.i. - l0.e.iii.	$ 626,311	$ 546,636	$ 1,173,613

Total increased admitted deferred income tax asset	$ 205,102	$ 90,158	$ 295,260

Risk-Based Capital Summary:	Under 10.a.- l0.c	Under l0.e.	Change
Admitted deferred income tax assets	$ 354,296	$ 649,556	$ 295,260
Admitted assets	101,159,928	101,455,188	295,260
Statutory surplus	4,731,565	5,026,825	295,260
Total adjusted capital	5,600,252
Authorized control level	678,529

●	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
●	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year

●	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
●	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs

●
10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

●
10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

●	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
●	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement

●	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

7. Income Taxes (continued)

At December 31, 2008, as discussed in Note 2 - Prescribed and Permitted Statutory Accounting Practices, the Company, with permission from the State of Iowa Deputy Commissioner of Insurance, determined the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01.  The following charts outline the effect of this permitted practice on the Company’s financial statements:

	3 years		1 Year		Change
Gross DTAs at Enacted TaxRate		$ 1,674,921		$ 1,674,921	$ -
Admitted Gross DTAs (paragraph 10 a.)	$ 371,821		$ 371,821
Admitted Gross DTAs (paragraph 10b.)	517,339		136,981
Admitted Gross DTAs (paragraph 10 c.)	450,900		450,900
Total Admitted Gross DTAs	1,340,060	(1,340,060)	959,702	(959,702)	(380,358)
Nonadmitted Gross DTAs		334,861		715,219	(380,358)
Admitted DTA		1,340,060		959,702	380,358
Gross DTL		(450,900)		(450,900)	-
Net Admitted DTA		$ 889,160		$ 508,802	$ 380,358
Total adjusted capital		$ 5,855,303
Authorized control level		755,193

Current year income taxes incurred consist of the following major components:

Year Ended December 31

	2009	2008
Current year tax benefit on operations	$ (112,696)	$ (82,753)
Tax credits	23,353	(64,995)
Prior year adjustments	(15,599)	115,372
Tax benefit on operations	(104,942)	(32,376)
Current year tax benefit on capital gains (losses)	(290,128)	(119,219)
Prior year adjustments	54,177	-
Tax benefit on capital gains (losses)	(235,951)	(119,219)
Current income taxes incurred	$ (340,893)	$ (151,595)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

7. Income Taxes (continued)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2009	2008	2007
Current income taxes incurred	$ (340,893)	$ (151,595)	$ 447,369
Change in deferred income taxes (without tax on
unrealized gains and losses)	251,128	208,565	(12,118)
Total income tax reported	$ (89,765)	$ 56,970	$ 435,251
Income before taxes	$ (523,918)	$ (824,446)	$ 759,211
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35% statutory rate	(183,371)	(288,556)	265,724
Increase (decrease) in actual tax reported resulting from

a. Dividends received deduction	(23,617)	(19,749)	(22,001)
b. Tax credits	(61,814)	(82,095)	(83,380)
c. Tax-exempt income	(605)	(681)	(18)
d. Tax adjustment for IMR	(1,213)	(10,260)	(14,721)
e. Surplus adjustment for in-force ceded	25,009	336,881	216,427
f. Nondeductible expenses	3,626	2,717	(106)
g. Statutory valuation allowance	81,188	-	—
h. Deferred tax benefit on other items in surplus	14,424	134,480	(22,807)
i. Provision to return	(25,350)	(2,188)	54
j. Life insurer owned life insurance	(4,051)	(3,955)	(3,806)
k. Dividends from certain foreign corporations	448	805	-
1. Pre-tax income of single member LLCs	16,027	2,602	—
m. Prior period adjustments	68,049	5,799	107,523
n. FA SIT Interest	-	(18,325)	(29,400)
o. Other	1,485	(505)	21,762
Total income tax reported	$ (89,765)		$ 435,251

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. The Company has a tax credit carryforward at December 31, 2009 and 2008 of $112,480 and $17,421, respectively, with no loss carryforward. At December 31, 2007, the Company had a credit carryforward of $307, with no loss carryforward.

The Company did not incur income taxes during 2009 or 2008, which will be available for recoupment in the event of future net losses. The Company incurred income taxes in 2007 of $6,281, which will be available for recoupment in the event of future losses.

The amount of tax contingencies calculated for the Company as of December 31, 2009 and 2008 is $60,339 and $56,704, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $60,339.  The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively.  The Company’s interest expense related to income taxes for the year ended December 31, 2009 and 2008 is $5,088 and $4,111, respectively.  The total interest payable balance as of December 31, 2009 and 2008 is $21,461 and $16,373, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 and 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.  An examination is currently underway for the years 2007 and 2008.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.07% and 0.08% of ordinary life insurance in force at December 31, 2009 and 2008, respectively.

For the years ended December 31, 2009, 2008 and 2007, premiums for life participating policies were $21,721, $18,433 and $21,950, respectively.  The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company paid dividends in the amount of $11,010, $12,165 and $17,417 to policyholders during 2009, 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31		December 31
	2009		2008
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal
With market value adjustment	$ 2,362,527	3%	$ 2,427,891	4%
At book value less surrender charge of 5% or more	12,077,452	17	9,063,978	13
At fair value	24,823,739	35	18,052,999	26
Total with adjustment or at market value	39,263,718	55	29,544,$6$	43
At book value without adjustment (with minimal or no charges or adjustments)	13,767,281	19	14,151,434	21
Not subject to discretionary withdrawal	18,345,290	26	24,373,769	36
Total annuity reserves and deposit fund liabilities - before reinsurance	71,376,289	100%	68,070,071	100%
Less reinsurance ceded	18,657,485		11,856,295
Net annuity reserves and deposit fund liabilities	$52,718,804		$ 56,213,776

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

Included in the liability for deposit-type contracts at December 31, 2009 and 2008 are $468,917 and $838,768, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company.  In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2009, the contractual maturities were as follows:

Year	Amount
2010	$ 55,218
2011	125,575
2012	54,220
2013	-
2014	233,904
Thereafter	-

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC.  The liabilities assumed are $2,702,888 and $3,602,586 at December 31, 2009 and 2008, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies.  The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account.  The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.  The assets of these separate accounts are carried at fair value.  The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2009, 2008 and 2007 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$ -	$ 25,111	$ 11,535	$ 4,277,875	$ 4,314,521
Reserves for separate accounts as of December 31, 2009 with assets at:
Fair value	$ -	23,701	$ 43,846	$ 30,630,714	$ 30,698,261
Amortized cost	-	564,835	-	-	564,835
Total as of December 31. 2009	$ -	583,536	$ 43,846	$ 30,630,714	$ 31,263,096
Reserves for separate accounts by withdrawal characteristics as of December 31, 2009:
Subject to discretionary withdrawal:
With market value adjustment	$ -	$ 76,570	$	$ -	$ 76,570
At fair value	-	-	-	30,630,714	30,630,714
At book value without market value adjustment and with current surrender charge of less than 5%	-	488,265	-	-	488,265
Subtotal		564,835	-	30,630,714	31,195,549
Not subject to discretionary withdrawal	-	23,701	43,846	-	67,547
Total separate account liabilities at December 31. 2009	$ -	588,536	$ 43,846	$ 30,630,714	$ 31,263,096

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31. 2008	$ -	$ 63,549	$ 36,534	$ 4145,459	$ 4,245,542
Reserves for separate accounts as of December 31, 2008 with assets at:
Fair value	$ -	$ 32,841	$ 351,543	$ 23,812,058	$ 24,196,442
Amortized cost	-	548,144	-	-	548,144
Total as of December 31. 2008	$ -	$ 580,985	$ 351,543	$ 23,812,058	$ 24,744,586
Reserves for separate accounts by withdrawal characteristics as of December 31, 2008:
Subject to discretionary withdrawal:
With market value adjustment	$ -	$ 61,733	$ -	$ -	$ 61,733
At fair value	-	-	-	23,812,058	23,812,058
At book value without market value adjustment and with current surrender charge of less than 5%	-	486,411	-	-	486,411
Subtotal	-	548,144	-	23,812,058	24,360,202
Not subject to discretionary withdrawal	-	32,841	351,543	-	384,384
Total separate account liabilities at December 31. 2008	$ -	$ 5$ 0,9$ 5	$ 351,543	$ 23,812,058	$ 24,744,586

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$ —	$ 15,567	$ 574,226	$ 5,685,724	$ 6,275,517
Reserves for separate accounts as of December 31, 2007 with assets at:
Fair value	$ 997	$ 97,270	$ 635,878	$ 32,768,227	$ 33,502,372
Amortized cost	—	521,653	—	—	521,653
Total as of December 31, 2007	$ 997	$ 618,923	$ 635,878	$ 32,768,227	$ 34,024,025
Reserves for separate accounts by withdrawal characteristics as of December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$ —	$ 41,480	$	$	$ 41,480
At fair value	—	—	—	32,723,737	32,723,737
At book value without market value adjustment and with current surrender charge of less than 5%	—	480,173	—	—	480,173
Subtotal	—	521,653	—	32,723,737	33,245,390
Not subject to discretionary withdrawal	997	97,270	635,878	44,490	778,635
Total separate account liabilities at December 31, 2007	$ 997	$ 618,923	$ 635,878	$ 32,768,227	$ 34,024,025

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2009	2008	2007
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$ 4,414,472	$ 4,199,455	$ 5,691,829
Transfer's from separate accounts	(2,297,193)	(3,658,761)	(4,104,822)
Net transfers to separate accounts	2,117,279	540,694	1,587,007
Miscellaneous reconciling adjustments	(270)	(11,259)	(4,523)
Net transfers as reported in the statement of operations of the life, accident and health annual statement	$ 2,117,009	$ 529,435	$ 1,582,484

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $84,389 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the statement of operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials.  This reclassification had no impact on net income.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43).  AG 43 specifies statutory reserve requirements for variable annuity contracts with guarantees (VACARVM) and related products.  It replaces Actuarial Guidelines 34 and 39.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Covered products include variable annuities with and without benefit guarantees. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits, and guaranteed payout annuity floors.  The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported an increase in reserves and a decrease in net income of $17,571 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The Standard Scenario amount was determined using the assumptions and methodology prescribed in AG 43 for determining the Standard Scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

During 2008, for Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

During 2008, for Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

At December 31, 2009 and 2008, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2009
Minimum guaranteed death benefit	$ 9,406,064	$ 1,253,807	$ 918,570
Minimum guaranteed income benefit	5,504,688	892,435	830,185
Guaranteed premium accumulation fund	63,644	8,388	-
Minimum guaranteed withdrawal benefit	6,431,653	56,028	40,560

December 31, 2008
Minimum guaranteed death benefit	$ 16,439,840	$ 2,330,543	$ 1,745,559
Minimum guaranteed income benefit	4,834,470	914,995	891,198
Guaranteed premium accumulation fund	59,060	7,972	-
Minimum guaranteed withdrawal benefit	2,608,124	74,296	33,075

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2009 and 2008, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2009
Life and annuity:
Ordinary first-year business	$ 12,260	$ 325	$ 11,935
Ordinary renewal business	528,884	12,610	516,274
Group life direct business	15,896	2,309	13,587
Credit life business	(12,865)	-	(12,865)
Reinsurance ceded	(264,249)	-	(264,249)
	279,926	15,244	264,682
Accident and health	15,520	-	15,520
	$ 295,446	$ 15,244	$ 280,202

	Gross	Loading	Net
December 31, 2008
Life and annuity
Ordinary first-year business	$ 12,419	$ 245	$ 12,174
Ordinary renewal business	456,433	11,370	445,063
Group life direct business	16,298	2,786	13,512
Credit life business	(12,783)	-	(12,783)
Reinsurance ceded	(257,749)	-	(257,749)
	214,618	14,401	200,217
Accident and health	(32,632)	-	(32,632)
	$ 181,986	$ 14,401	$ 167,585

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2009 and 2008, the Company had insurance in force aggregating $361,829,973 and $393,200,350, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $675,762 and $688,913 to cover these deficiencies at December 31, 2009 and 2008, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

8. Policy and Contract Attributes (continued)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue.  Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards.  The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2010, without the prior approval of insurance regulatory authorities, is $694,096.

Prior to merging into the Company during 2009, IFLIC was partially owned by unaffiliated participating common shareholders.  At December 31, 2008, IFLIC had 3,000 participating common shares authorized and 1,500 shares issued and outstanding.  Participating shareholders’ surplus is segregated from unassigned surplus on the balance sheet to disclose the surplus required by mandatory participating voting common stock redemption provisions of the Company bylaws.  At December 31, 2008, IFLIC had Participating shareholders’ surplus of $378.  Participating common shareholders were redeemed for cash consideration of $421 during 2009 prior to the merger of IFLIC into the Company, resulting in a reduction of common stock and additional paid-in capital of $2 each and a reduction of unassigned surplus of $417.

On December 30, 2009, the Company received a capital contribution of $500,000 from its parent company.

The Company paid a dividend to its parent company of $10,031 in the form of 1,000 shares of stock of TPIC on June 25, 2009.

On December 31, 2008, the Company received a contribution of $9,300 from its parent company in the form of 1,000 shares of TPIC.  Prior to the merger of LIICA into the Company, LIICA received a capital contribution from its parent, AEGON of $408,438 on June 2, 2008. On June 3, 2008, LIICA repurchased 504,033 of its Series A preferred shares for $392,000 from AEGON.  Net impact to gross paid-in and contributed surplus for the Company was $16,438.  The Company received a capital contribution of $481,500 from its parent company, TIHI, on December 30, 2008.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

9. Capital and Surplus (continued)

The Company paid a common stock dividend of $268,580 to its common stock shareholder, TIHI, on December 29, 2008.

The Company paid preferred stock dividends of $18,750 and $12,670 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 29, 2008.  Prior to its merger with the Company, in conjunction with the redemption of its 504,033 shares of its Series A preferred stock, LIICA paid a dividend of $16,438 to its preferred stock shareholder, AEGON, on June 3, 2008.

On September 26, 2007 LIICA paid $400,000 to its parent company, AEGON.  This payment consisted of a return of additional paid-in capital of $270,000, an ordinary common stock dividend of $94,400 and an extraordinary dividend of $35,600.

On December 19, 2007, TOLIC paid a $50,627 dividend to its preferred shareholder, Transamerica and a $149,373 dividend to its common shareholder as of that date, Transamerica Service Company.

On December 26, 2006, the Company repurchased its 42,500 shares of non-voting Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006.  On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400.  The par value of each class of preferred stock is $10 per share and the liquidation value of Series A preferred shares is $1,365 per share and Series B preferred shares is $10 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature.   Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred shares.  Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007, cumulative unpaid dividends relating to the preferred shares were $26,477.

The Company paid a preferred stock dividend of $51,600 to its Series B preferred stock shareholder, AEGON, on December 19, 2007.  The Company did not pay a common stock dividend to its parent company during 2007.

LIICA received a return of capital on September 26, 2007 in the amount of $37,000 from LIICA Holdings, LLC.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

9. Capital and Surplus (continued)

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, the Company meets the minimum RBC requirements.

On September 30, 2002, LIICA received $150,000 from AEGON in exchange for surplus notes.  These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.  The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2009 and 2008 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2009	$ 150,000	$ 6,750	$ 63,000	$ 2,250
2008	$ 150,000	$ 11,250	$ 56,250	$ -

10. Securities Lending

The Company participates in two agent-managed securities lending programs.  Under the first program, the Company receives collateral equal to 102% of the fair value of the loaned domestic securities, respectively, as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities, respectively.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.  Cash received as collateral is reinvested and not available for general corporate purposes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

10. Securities Lending (continued)

At December 31, 2009 and 2008, respectively, securities in the amount of $827,408 and $1,875,768 were on loan under securities lending agreements as a part of this program.  At December 31, 2009, the collateral the Company received from securities lending activities was in the form of cash and on open terms.  Also at December 31, 2009, cash collateral reinvested had a fair value of $836,089.  At December 31, 2009, Separate Accounts have securities in the amount of $3,199 on loan under these security lending agreements.

Under the second program, the Company received collateral equal to 102% or 105% of the fair value of the loaned securities as of the transaction date for domestic or international securities, respectively.  The counterparty was mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities.  This additional collateral, along with the collateral already held in connection with the lending transaction, must then be at least equal to 102% or 105% of the fair value of the loaned domestic or international securities, respectively.

The second program matured in January 2009 so the Company had no securities on loan under this program at December 31, 2009.  At December 31, 2008, the Company had loaned securities with a book value of $55,475 under the second program.  The fair value of the loaned securities was $56,956 as of December 31, 2008.  Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company.  Liabilities were recorded in the amount of $54,033 and the fair value of the reinvested collateral was $58,790 as of December 31, 2008.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries.  The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $17,949, $16,434 and $14,347 for the years ended December 31, 2009, 2008 and 2007, respectively.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans (continued)

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $9,654, $9,795 and $8,791, for the years ended December 31, 2009, 2008 and 2007, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2009, 2008 and 2007 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $4,254, $1,382 and $1,204 related to these plans for the years ended December 31, 2009, 2008 and 2007, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company received $32,580 and $19,737 during 2009 and 2008, respectively, and paid $18,688 in 2007, for these services, which approximates their costs to the affiliates. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $40,040, $44,122 and $49,346 for these services during 2009, 2008 and 2007, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement.  The Company incurred expenses under this agreement of $73,721, $74,156 and $44,791 for the years ended December 31, 2009, 2008 and 2007, respectively.

At December 31, 2009 and 2008, respectively, the Company reported a net amount of payables to affiliates of $82,670 and $27,385.  Terms of settlement require that these amounts be settled within 90 days.  Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)

At December 31, 2009, the Company had short-term notes receivable of $880,200 as follows.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
AEGON	$ 6,600	June 1, 2010	0.30%
AEGON	14,000	June 2, 2010	0.30
AEGON	17,700	June 15, 2010	0.30
AEGON	6,700	June 19, 2010	0.30
AEGON	39,200	June 24, 2010	0.30
AEGON	20,900	June 25, 2010	0.30
AEGON	67,600	June 26, 2010	0.30
AEGON	7,900	July 2, 2010	0.32
Transamerica Corporation	123,800	July 24, 2010	0.32
AEGON	11,700	July 27, 2010	0.32
AEGON	17,500	July 28, 2010	0.32
AEGON	89,700	July 29, 2010	0.32
AEGON	30,800	July 30, 2010	0.32
AEGON	26,100	October 29, 2010	0.22
AEGON	330,000	December 11, 2010	0.20
AEGON	70,000	December 15, 2010	0.20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

12. Related Party Transactions (continued)

At December 31, 2008, the Company had short-term intercompany notes receivable of $1,929,883 as follows.  All of these notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate
Gamet	$ 59,583	January 16, 2009	1.74%
Transamerica Corporation	293,800	August 21, 2009	244
AEGON	79,000	October 7, 2009	5.95
AEGON	166,000	October 8, 2009	5.95
AEGON	159,600	October 9, 2009	5.95
AEGON	69,800	October 15, 2009	5.95
AEGON	20,000	October 20, 2009	5.95
AEGON	9,100	October 21, 2009	5.95
AEGON	36,900	October 22, 2009	5.95
AEGON	19,500	October 23, 2009	5.95
AEGON	41,200	October 27, 2009	5.95
AEGON	55,100	October 28, 2009	5.95
AEGON	52,200	October 31, 2009	5.95
Transamerica Corporation	55,000	November 20, 2009	2.70
AEGON	89,800	December 15, 2009	1.74
AEGON	28,200	December 16, 2009	1.74
AEGON	38,800	December 17, 2009	1.74
AEGON	45,900	December 24, 2009	1.74
AEGON	63,300	December 26, 2009	1.74
AEGON	547,100	December 30, 2009	1.74

During 2009, 2008 and 2007, the Company (received) paid net interest of $(1,193), $3,223 and $2,394, respectively, to affiliates.

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $138,726 and $134,823 at December 31, 2009 and 2008, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2009 and 2008, the cash surrender value of these policies was $143,644 and $139,263, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies

At December 31, 2009 and 2008, the Company has mortgage loan commitments of $211,491 and $190,231, respectively. The Company has contingent commitments for $686,426 and $768,083 as of December 31, 2009 and 2008, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $45,413 and $13,387, respectively.

At December 31, 2009, the Company has private placement commitments outstanding of $18,000.  The Company had no private placement commitments outstanding at December 31, 2008.

At December 31, 2009, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $5,049.  The Company had no securities being acquired (sold) on a “to be announced” (TBA) basis at December 31, 2008.

The Company pledged assets as collateral for derivative transactions in the amount of $366,806 and $753,973 at December 31, 2009 and 2008, respectively.  In conjunction with derivative transactions, cash in the amount of $215,045 and $1,263,351 and securities in the amount of $259 and $577,838 were posted to the Company as of December 31, 2009 and 2008, respectively, which were not included in the financial statements of the Company.  A portion of the cash posted to the Company was reposted as collateral by the Company in the amount of $13,309 as of December 31, 2009.  No amount was reposted as collateral as of December 31, 2008.

The Company may pledge assets as collateral for transactions involving funding agreements.  At December 31, 2009 and 2008, the Company has pledged invested assets with a carrying amount of $243,127 and $277,412, respectively, and fair value of $244,838 and $252,447, respectively, in conjunction with these transactions.

The Company had outstanding funding agreements totaling $5,450,716 and $5,453,131 at December 31, 2009 and 2008, respectively, to the Federal Home Loan Bank (FHLB), and the funds received are reported as deposit-type liabilities per SSAP 52, Deposit-Type Contracts.  Total reserves are equal to the funding agreements balance.  These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business.  All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company.  Collateral is required by FHLB to support repayment of the funding agreements.  The amount of pledged collateral at December 31, 2009 and 2008 was $6,922,409 and $6,275,565, respectively.  In addition, FHLB requires their common stock to be purchased.  The Company owns $252,525  of FHLB common stock at December 31, 2009 and 2008.  The FHLB has set funding capacity limits on the Company which are significantly higher than the current funding agreement level; however, the FHLB is under no obligation to extend additional capacity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies (continued)

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $4,201,338 and $4,379,983 as of December 31, 2009 and 2008, respectively.  A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants.  In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size.  The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow.  A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $3,000 and $44,753 at December 31, 2009 and 2008, respectively.

The Company has guaranteed that TFLIC, an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2009, TFLIC had capital and surplus of $911,627.  The Company has recorded no liability for this guarantee.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in guaranteed sales of investments in LIHTC partnerships.  These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor.  The balance of the investor’s capital account covered by this transaction is $258,591 as of December 31, 2009.  The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital.  The Company is not at risk for changes in tax law or the investor’s inability to fully utilize tax benefits.  Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.

As of December 31, 2009, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $1,105 for which it was paid a fee.  Earlier in the year, prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009.  The Company does not believe there will be an additional draw under this agreement.  However, if there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies (continued)

At December 31, 2009 and 2008, the Company had entered into multiple agreements with commitment amounts of $142,425 and $123,075, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. A draw was made under one of these liquidity facilities in January 2008 for approximately $1,900, which will be repaid in full with interest.  The Company believes the chance of additional draws under these agreements is minimal.  Any advances that would be made under these agreements would be repaid with interest.

The Company serves as guarantor for an affiliate’s guaranties of the principal value of loans made to entities which invest in certain investment funds.  There was no notional amount associated with these guarantees as of December 31, 2009.  The investment funds’ assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor’s principal protection liability.  There are no expected payments associated with these guarantees.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations.  There are no expected payments associated with this guarantee.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

13. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law.  Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $34,814 and $28,404 at December 31, 2009 and 2008, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $460, $1,720 and $1,645, for the years ended December 31, 2009, 2008 and 2007, respectively.

14. Leases

The Company leases office buildings under various noncancelable operating lease agreements.  At December 31, 2009, the future minimum aggregate rental commitments are as follows:

Year	Amount
2010	$ 15,175
2011	14,190
2012	12,357
2013	11,704
2014	11,716

The Company, both on its own and through its holdings in Transamerica Realty Investment Properties, LLC, and Transamerica Pyramid Properties, LLC and REAP 4MR, LLC, owns buildings that are rented out to others.  Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2009 are as follows:

Year	Amount
2010	$ 40,511
2011	30,779
2012	22,533
2013	19,153
2014	6,822

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $632,109 and $365,846 for municipal reverse repurchase agreements as of December 31, 2009 and 2008, respectively.  The reverse repurchase agreements are collateralized by securities with book values of $637,109 and $411,595 as of December 31, 2009 and 2008, respectively.  These securities have maturity dates that range from 2010 to 2097 and have a weighted average interest rate of 6.24%.

At December 31, 2009 and 2008, the Company did not participate in dollar reverse repurchase agreements. The Company has no outstanding liability for borrowed money due to participation in dollar reverse repurchase agreements at December 31, 2009 or 2008.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2009 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC4	1	976	1,540	744
NAIC6	1	64	64	(31)

16. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on the mark to market income on a derivative as of December 31, 2008.  This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement.  There were no reconciling items at December 31, 2007 or for the year then ended.  The reconciling items as of December 31, 2009 are as follows:

December 31, 2009
Statement of Operations:
Statutory net loss as reported in the Company's Annual Statement of Operations:	$ (99,471)
Increase federal income tax benefit	93,046
Total statutory net loss per financial statements	$ (6,425)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

16. Reconciliation to Statutory Statement (continued)

The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2008
Balance Sheet:
Assets as reported in the Company's Annual Statement	$ 103,871,552
Reduce current federal income tax recoverable	(93,046)
Increase admissible deferred income tax asset	4,647
Restatement to reflect IFLIC merger	1,802
Effect of change in presentation of derivatives	225,884
Assets as reported in the accompanying
audited statutory-basis balance sheet	$ 104,010,839
Liabilities as reported in the Company's Annual Statement	$ 98,944,678
Adjust current federal income tax payable	-
Restatement to reflect IFLIC merger	143
Effect of change in presentation of derivatives	225,884
Liabilities as reported in the accompanying audited statutory-basis balance sheet	$ 99,170,705
Capital and surplus as reported in the Company's Annual Statement	$ 4,926,874
Reduce federal income tax benefit	(93,046)
Increase admissible deferred income tax asset	4,647
Restatement to reflect IFLIC merger	1,659
Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$ 4,840,134

Statement of Operations:
Statutory net loss as reported in the Company's Annual Statement of Operations:	$ (528,468)
Reduce federal income tax benefit	(93,046)
Restatement to reflect IFLIC merger	96
Total statutory net income (loss) per financial statements	$ (621,418)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 19, 2010, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II).

The Company has a direct investment in and an indirect exposure to Ambac Financial Group (Ambac) as of the balance sheet date.  Subsequent to year end, the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) filed a petition in state court to rehabilitate the Segregated Account of Ambac Assurance Corporation (AAC), a subsidiary of Ambac, which was established upon request from OCI in order to segregate certain policies and other liabilities of AAC as there were significant existing claims or likelihood of significant claims.  OCI received court approval to temporarily prevent AAC from paying out claims on the guarantees or wraps that they have issued for those securities included in the segregated account.  The Company has indirect exposure to Ambac whereby the Company is reliant upon AAC’s guarantee or wrap to support the lack of impairment on securities with a carrying value of $33,885.  Additionally, the Company has a direct investment in debt securities of Ambac with a carrying value of $2,046.  As a significant portion of the indirect exposure and all of the direct exposure to Ambac is carried at the lower of cost or market in the Company’s 2009 financial statements, there would be no additional impact to the Company’s surplus as a result of this information.

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2009

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$ 2,636,579	$ 2,612,630	$ 2,636,579
States, municipalities and political subdivisions	1,346,519	1,391,227	1,346,519
Foreign governments	733,391	740,331	733,391
Hybrid securities	1,777,764	1,470,840	1,777,764
All other corporate bonds	40,541,210	39,171,742	40,541,210
Preferred stocks	152,661	144,696	152,661
Total fixed maturities	47,188,124	45,531,466	47,188,124

Equity securities
Common stocks:
Industrial, miscellaneous and all other	360,043	389,485	389,485
Total equity securities	360,043	389,485	389,485

Mortgage loans on real estate	9,275,690		9,275,690
Real estate	125,806		125,806
Policy loans	759,957		759,957
Other long-term investments	1,355,386		1,355386
Cash, cash equivalents and short-term investments	3,032,109		3,032,109
Total investments	$ 62,097,115		$ 62,126,557

(1)           Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses *
Year ended December 31, 2009
Individual life	$ 13,898,182	$	$ 273,389	$ 1,286,997	$ 900,907	$ 1,408,720	$ 986,135
Individual health	2,801,188	116,341	121,468	470,438	179,158	411,103	158,964
Group life and health	1,409,957	16,322	103,431	344,829	92,181	270,852	135,934
Annuity	19,080,480	-	22,049	5,997,868	1,900,911	1,404,938	6,767,121
	$ 37,189,807	$ 132,663	$ 520,337	$ 8,100,132	$ 3,073,157	$ 3,495,613	$ 8,048,154

Year ended December 31, 2008
Individual life	$ 14,091,494	$ --	$ 235,075	$ 1,945,171	$ 1,004,973	$ 1,663,836	$ 4,643,176
Individual health	2,663,242	133,885	125,768	501,797	189,285	425,938	183,199
Group life and health	1,416,556	17,766	108,339	370,647	102,526	300,950	178,562
Annuity	23,412,004	-	15,183	4,700,329	2,590,142	5,947,854	9,408,003
	$ 41,583,296	$ 151,651	$ 484,365	$ 7,517,944	$ 3,886,926	$ 8,338,578	$ 14,412,940

Year ended December 31, 2007
Individual life	$ 14,160,394	$ -	$ 291,994	$ 1,784,034	$ 974,483	$ 1,713,927	$ 3,010,919
Individual health	2,515,584	173,741	98,016	515,955	168,358	514,059	229,497
Group life and health	1,411,134	17,552	126,828	378,440	95,968	341,496	229,673
Annuity	26,856,767	-	13,440	5,598,533	2,973,662	7,349,370	1,825,963
	$ 44,943,879	$ 191,293	$ 530,278	$ 8,276,962	$ 4,212,471	$ 9,918,852	$ 5,296,052

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied

Transamerica Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companie s	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2009
Life insurance in force	$ 450,746,436	$ 908,732,362	$ 677,546,211	$ 219,560,285	309%

Premiums:
Individual life	2,466,652	2,799,049	1,619,394	1,286,997	126%
Individual health	540,470	189,419	119,387	470,438	25%
Group life and health	389,911	74,823	29,741	344,829	9%
Annuity	9,312,898	3,355,296	40,266	5,997,868	1%
	$ 12,709,931	$ 6,418,587	$ 1,808,788	$ 8,100,132	22%

Year ended December 31, 2008
Life insurance in force	$ 443,518,542	$ 837,623,161	$ 634,973,061	$ 240,$ 6$ ,442	264%

Premiums:
Individual life	$ 2,471,167	$ 2,071,576	$ 1,545,580	$ 1,945,171	79%
Individual health	573,587	205,331	133,541	501,797	27%
Group life and health	422,904	83,809	31,552	370,647	9%
Annuity	9,841,785	5242,316	100,860	4,700,329	2%
	$ 13,309,443	$ 7,603,032	$ 1,811,533	$ 7,517,944	24%

Year ended December 31, 2007
Life insurance in force	$ 462,923,158	$ 743,762,690	$ 569,434,627	$ 288,595,095	197%

Premiums:
Individual life	$ 3,996,462	$ 3,597,084	$ 1,384,656	$ 1,784,034	78%
Individual health	592260	215,035	138,730	515,955	27%
Group life and health	456,124	142,726	65,042	378,440	17%
Annuity	6,432,725	1241,063	406,871	5,598,533	7%
	$ 11,477,571	$ 5,195,908	$ 1,995,299	$ 8,276,962	24%